Calvert

Investments that make a difference (registered servicemark)

December 31, 2002

Annual Report

Calvert Tax-Free Reserves

President's Letter	2
Portfolio Manager Remarks	4
Independent Auditors' Report	11
Statements of Net Assets	12
Statements of Operations	34
Statements of Changes in Net Assets	35
Notes to Financial Statements	39
Financial Highlights	44
Explanation of Financial Tables	49
Trustee and Officer Information Table	52

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Dear Shareholders:

Over the last year, slow economic growth, continuing political uncertainty, and the threat of war have provided an unsettling backdrop to the investment climate.  Stocks experienced their third straight year of declines, with the S&P 500 Index losing 22.43% of its value during 2002.

At the same time, falling interest rates and slow growth were good for the bond market, with general taxable bond funds earning an average return of 6.01% and taxable money market funds earning an average of 1.49%.  In light of these developments, many investors have positioned their portfolios more conservatively, lightening their investments in stocks and emphasizing less volatile sectors like shorter-term bonds and money market instruments.

While we are gratified that we could contribute to investors' efforts to earn positive returns and conserve the value of their investments in this challenging market environment, we believe that it's important for investors to remember that these funds make up only a portion of a well-diversified portfolio.

Now, as always, it is important to work with your financial advisor to determine the right asset allocation to meet your long-term needs.  It is also critical to take a long-term view, particularly if you do not expect to draw on your investments for several years.  Markets fluctuate, but over time, stocks and bonds have provided attractive returns for long-term investors.  It is not wise or appropriate to make dramatic shifts in your asset allocation in response to sudden market movements, since these types of changes are likely only to lock in short-term losses and prevent you from participating in any eventual recovery.

It is, of course, impossible to predict when the stock market will rebound or what the performance of short- and long-term bond funds will be in the coming year.  We do believe that investors who diversify their portfolios, who pursue an appropriate asset allocation strategy and who keep their focus on the long-term will do best in nearly any market environment.  Please contact us, or your financial professional, if you have any questions or concerns about your investments or market conditions.  We are always happy to work with you.

In closing, we are pleased to note that Calvert has been selected as Program Manager for the District of Columbia's DC College Savings Plan.  Available nationwide, this tax-advantaged 529 account offers both stock and fixed-income choices.  If you or family members are saving for college expenses, we urge you to consult  your financial advisor about this exciting new investment program.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek

President and CEO

January 31, 2003

Market Perspective

Reno Martini,

Chief Investment Officer, CAMCO

The year 2002 was quite disappointing in terms of economic and stock market performance.  However, the Fixed Income market posted strong returns in most sectors. The big winner in this situation was the bond fund product.  Net inflows into bond mutual funds surpassed the 1986 all-time record of $103 billion.  For the year ended December 31, 2002, $140 billion of net money had moved into bond funds. Cash pouring into all bond funds was just one of many supportive factors behind the strong rally in government and high-quality bonds last year.

In 2002, investors avoided stocks, but also became quite unhappy with exceptionally low returns on time deposits, money market funds, treasury bills, and other highly conservative money market investments.  The historic all time lows in these types of securities have lasted longer than anyone expected.

On the year, with the notable exception of junk bonds, major sectors of the U.S. dollar bond market posted double-digit returns.  For much of 2002, the highest quality sectors, such as government, municipal, and mortgage-backed bonds, were way ahead of the pack.  Starting in the fourth quarter, however, credit product started to rally with corporate bonds posting record outperformance against treasuries. High-yield bonds had marginally negative returns but rallied 6% in the fourth quarter. U.S. economic performance was resilient in the face of multiple shocks, and market participants realized that profits were improving and the economy would post a respectable 3% growth rate for the year.  Many stocks and lower quality corporate bonds had been thoroughly beaten and were extremely cheap by historical standards. Investors started to warm to corporate bonds and stocks in the fourth quarter before becoming a bit discouraged by weaker economic data towards the end of the year.

Tom Dailey is a member of the CAMCO portfolio management team.

Calvert Tax-Free Reserves Money Market Portfolio seeks to earn the highest interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

Fund Information

asset allocation

tax-exempt

money market

NASDAQ symbol

CTMXX

CUSIP number

131620-10-6

Calvert Tax-Free Reserves

Money Market Portfolio

How did the Fund perform?

For the one-year period ended December 31, 2002, the Money Market Portfolio's Class 'O' shares total return was 0.89% compared to the 0.86% return for the average tax exempt money market fund tracked by Lipper Analytical Services, Inc.

What was the economic climate?

During 2002, municipal money market rates continued to reach new lows with one-year note yields falling from 2.10% at the beginning of January to 1.15% by the end of December. The Fed cut the Fed Funds rate in November to 1.25%, marking the twelfth cut in the Fed Funds rate since January 2001. The November easing was effected to help move the economy through a "soft spot". The statement accompanying the Fed's decision in part read: "Incoming data has tended to confirm that greater uncertainty in part attributable to heightened geopolitical risks, is currently inhibiting spending, production, and employment."

Many had predicted that economic growth would gain momentum in 2002, but several factors prevented that from happening, including reduced business investment, the corporate accounting crisis, falling stock prices, concern over Iraq, and rising energy costs.

What was your strategy?

In light of the precipitous decline in interest rates over the last three years, we did not expect short-term municipal rates to decline much further in 2002, yet rates hit new lows during the year. We kept the Fund's average maturity just short of the industry average in order to take advantage of any rise in rates had the Fed reversed direction. We also concentrated on buying only the most liquid and marketable municipal notes so we could react quickly in a volatile interest rate environment.

What is your outlook?

The economy should begin to expand at a healthier pace in the second half of 2003, with help from the Fed's aggressive rate cuts and approval in some form of an economic stimulus package. Also, municipalities have seen their budget surpluses disappear with deficits projected to widen dramatically over the next few years. Therefore, state and local governments will need to continue to issue record amounts of debt, bringing plenty of supply to the market. This increased supply should have an upward impact on municipal rates. We expect the Fed to be patient by allowing economic growth to establish a firm underpinning before giving any indication of a higher Fed Funds rate.

January 31, 2003

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio

statistics

weighted

average maturity

12.31.02         31 days

12.31.01           35 days

comparative monthly yields

		MFR's
	CTFR	Tax-Free Retail
	Money Market	Money Market
	Class O	Average
12.31.02	0.67%	0.62%
11.30.02	0.93%	0.87%
10.31.02	1.08%	0.99%
9.30.02	0.88%	0.86%
8.31.02	0.75%	0.75%
7.31.02	0.74%	0.75%
6.30.02	0.82%	0.84%

Class O average annual total return

as of 12.31.02

1 year	0.89%
5 year	2.71%
10 year	2.95%
inception (3.04.81)	4.36%

Total returns assume reinvestment of dividends. Past performance is no guarantee of future results. Performance information represents Class O shares. The value of an investment in Institutional Class or Class T shares would be different. Source: Money Fund Vision98, iMoneyNet, Inc.

Tom Dailey is a member of the CAMCO portfolio management team.

Calvert Tax-Free Reserves Limited-Term Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

Fund Information

Asset Allocation

short-term

tax-exempt bonds

NASDAQ symbol

CTFLX

CUSIP number

131620-20-5

Calvert Tax-Free Reserves Limited-Term Portfolio

How did the Fund perform?

For the one-year period ended December 31, 2002, the Calvert Tax-Free Reserves Limited Term Fund returned 3.11%, underperforming the 3.91% return for the average short-term municipal fund tracked by Lipper Analytical Services, Inc. The Lehman Municipal Bond Index returned 9.60%.

What was your Strategy?

We purchased longer-term securities before interest rates declined and as investors poured money into the Fund, we continued to selectively buy attractively priced securities. These issues helped provide the Fund with a very competitive yield given the short weighted average maturity of the Portfolio. We avoided lower coupon securities, which would likely underperform in a rising interest rate environment.

In light of the precipitous decline in rates over the last three years, we positioned the Portfolio more defensively to better protect the price stability of the Fund.

What is your Outlook?

Looking ahead, we continue to see interest rates and bond market returns buffeted by changing perceptions of U.S. economic and corporate prospects.  The perceptions have been the driving force for the last two years and will continue to be a key influence.  Concerns about corporate governance and increasing geopolitical tensions will continue to play an important role in all our markets.

On one hand, we've had three years of bonds outperforming stocks, increasing budget deficits for state and local governments - which has and will continue to provide plenty of supply to the market, and we have extremely low interest rates which should eventually help to spur economic growth.

Comparative Investment Performance (as of 12.31.02)

	CTFR	Lipper Short	Lehman
	Limited-Term	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	1.43%	1.72%	4.75%
1 year	3.11%	3.91%	9.60%
5 year*	3.76%	4.07%	6.06%
10 year*	3.88%	4.12%	6.71%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

On the other hand, the tense situations in Iraq and North Korea are weighing heavily on our economy. Businesses aren't yet willing to spend until demand picks up and consumer spending has been helping to support the economy for far longer than anyone expected.

With all of these issues in mind, we feel markets will likely remain quite volatile in the near future. We also feel that growth will remain subdued through the first half of the year and then begin to pick up steam as the economy benefits from the Fed easing campaign and a probable resolution of the Iraq situation. The Fed will likely wait for the economy to show signs of sustainable growth before indicating a preference for higher rates.

January 31, 2003

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio

statistics

monthly

dividend yield

12.31.02	2.04%
12.31.01	3.25%

30 day SEC yield

12.31.02	2.27%
12.31.01	3.18%

weighted

average maturity

12.31.02	328 days
12.31.01	393 days

effective duration

12.31.02	217 days
12.31.01	297 days

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

[INSERT LINE GRAPH HERE]

Average Annual

total return

as of 12.31.02

1 year	2.06%
5 year	3.55%
10 year	3.77%
inception (3.04.81)	5.60%

Reno Martini is the Chief Investment Officer of CAMCO.

Calvert Tax-Free Reserves Long-Term Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

Fund Information

asset allocation

long-term

tax-exempt bonds

NASDAQ symbol

CTTLX

CUSIP number

131620-30-4

Calvert Tax-Free Reserves

Long-Term Portfolio

How did the Fund perform?

The Fund returned 10.84% for the year ended December 31, 2002, outperforming the Lipper General Municipal Debt Funds Average by 248 basis points. The Fund ranked in the top 5% of all long term municipal bond funds. The Lehman Municipal Bond Index returned 9.60%.

What was your Strategy?

Throughout the year the Long- Term Portfolio was longer in duration than its benchmarks and peers. We continued to trade the Portfolio, taking advantage of inefficiencies in the market. The weak economy provided many opportunities as it had starts and stops throughout the year. The Portfolio had approximately 75% of the assets in AAA rated bonds as we felt they were cheap versus bonds that were uninsured. Also, over 30% were invested in General Obligation bonds issued by state and local municipalities.

What is your Outlook?

Looking ahead, we continue to see interest rates and bond market returns buffeted by changing perceptions of U.S. economic and corporate prospects.  The perceptions have been the driving force for the last two years and will continue to be a key influence. Concern about corporate governance and increasing geopolitical tensions will also continue to be important factors in all our markets.

For 2003, the bond market will be in for a difficult year as many feel the economy will finally pull out of its doldrums and show that it is growing. In each economic statistic released, analysts will look for signs that support or negate a growth scenario.  We believe the Fed will stay on the sidelines for the early part of the year.

The Administration's economic stimulus package will be debated throughout the first half of the year and it remains to be seen what finally is approved and what will be the effect on the economy.  We think interest rates will be fluctuating up and down as the economic news shows signs of strength or weakness. It does not appear that inflation is an immediate threat.

Comparative Investment Performance (as of 12.31.02)

	CTFR	Lipper General	Lehman
	Long-Term	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	5.53%	4.00%	4.75%
1 year	10.84%	8.36%	9.60%
5 year*	5.42%	4.62%	6.06%
10 year*	6.22%	5.80%	6.71%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

State and local governments are seeing budget deficits that are running much higher than anyone anticipated. Long term bond issuance for 2002 surpassed the previous record set in 1993 and will continue to be heavy for the first half of 2003. Municipal bonds will be faced with price pressure throughout the year.

We will keep the Portfolio shorter in duration than in 2002. With all the issues with the economy and the threat of war, high-quality and high-coupon bonds will continue to be a large percentage of the Portfolio.

January 31, 2003

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Past performance is no guarantee of future returns. Source: Lipper Analytical Services, Inc.

[INSERT LINE GRAPH HERE]

Portfolio statistics

monthly
dividend yield
12.31.02	4.17%
12.31.01	4.34%

30 day SEC yield
12.31.02	3.99%
12.31.01	4.42%

weighted
average maturity
12.31.02	16 years
12.31.01	15 years

effective duration
12.31.02	7.80 years
12.31.01	8.80 years

average annual
total return
as of 12.31.02
1 year	6.69%
5 year	4.62%
10 year	5.81%
inception	7.47%
(8.23.83)

Independent Auditors' Report

To the Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

We have audited the accompanying statements of net assets of Calvert Tax-Free Reserves Money Market, Limited-Term, and Long-Term Portfolios (the "Funds"), three of the funds constituting the Calvert Tax-Free Reserves, as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The statements of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Tax-Free Reserves Money Market, Limited-Term and Long-Term Portfolios as of December 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

Money Market Portfolio

Statement of Net assets

December 31, 2002

	Principal
Municipal Obligations - 97.4%	Amount	Value
Alabama - 6.1%
Auburn IDA Revenue VRDN, 1.70%, 5/1/20, LOC: AmSouth Bank	$4,375,000	$4,375,000
Birmingham Public Education Building Authority Revenue VRDN,
1.65%, 6/1/30, LOC: Wachovia Bank, NA	19,300,000	19,300,000
Calhoun County Economic Development Council Revenue VRDN:
1.90%, 3/1/13, LOC: Fleet National Bank	3,000,000	3,000,000
1.90%, 3/1/18, LOC: Fleet National Bank	600,000	600,000
Colbert County Industrial Development Board Revenue VRDN,
1.85%, 10/1/11, LOC: SouthTrust Bank, AL	2,830,000	2,830,000
Huntsville IDA Revenue VRDN, 1.55%, 11/1/26, C/LOC: FHLB	4,640,000	4,640,000
MFH Revenue VRDN:
1.70%, 4/1/14, LOC: AmSouth Bank	2,665,000	2,665,000
1.70%, 9/1/20, LOC: SouthTrust Bank, AL	2,815,000	2,815,000
Mobile County IDA Revenue VRDN, 1.85%, 4/1/20,
LOC: SouthTrust Bank, AL	3,160,000	3,160,000
Montgomery IDA Revenue VRDN, 1.85%, 9/15/04,
LOC: SouthTrust Bank, AL	1,015,000	1,015,000
Northport MFH Revenue VRDN:
1.45%, 9/3/15, LOC: AmSouth Bank	1,845,000	1,845,000
1.35%, 7/1/18, LOC: AmSouth Bank	5,115,000	5,115,000
Port City Medical Clinic Revenue VRDN, 1.45%, 2/1/25,
BPA: Bank of Nova Scotia & KBC Bank NV, AMBAC Insured	6,000,000	6,000,000
State IDA Revenue VRDN, 1.80%, 1/1/15, LOC: Fleet National Bank	605,000	605,000
Talladega IDA Revenue VRDN, 1.90%, 10/1/16,
LOC: Frontier National Bank, C/LOC: FHLB	1,785,000	1,785,000
Taylor-Ryan Improvement District Revenue VRDN, 1.70%, 5/1/31,
LOC: Columbus Bank & Trust	10,000,000	10,000,000
Valley Special Care Facilities Revenue VRDN, 1.45%, 6/1/25,
LOC: Columbus Bank & Trust	2,830,000	2,830,000
Wynlakes Government Utility Authority Revenue VRDN,
1.85%, 5/1/06, LOC: AmSouth Bank	4,000,000	4,000,000

Arizona - 0.7%
Apache County IDA Revenue VRDN, 1.55%, 12/15/18,
LOC: Bank of New York	4,600,000	4,600,000
Pinal County IDA & Pollution Control Revenue VRDN,
1.55%, 12/1/11, LOC: BNP Paribas	4,665,000	4,665,000

Arkansas - 1.1%
Arkadelphia IDA Revenue VRDN, 1.70%, 4/1/11,
LOC: Den Danske Bank	4,000,000	4,000,000
State MFH Revenue VRDN:
1.67%, 10/1/30, LOC: Regions Bank	5,200,000	5,200,000
1.72%, 11/1/31, LOC: First Tennessee Bank	5,000,000	5,000,000
California - 8.2%
ABAG Finance Authority For Nonprofit Corp. Adjustable COPs:
1.50%, 2/1/25, LOC: Wells Fargo Bank NA	$1,610,000	$1,610,000
1.55%, 10/1/27, LOC: BNP Paribas	3,535,000	3,535,000
Alameda-Contra Costa School Financing Authority Adjustable COPs,
1.45%, 8/1/24, BPA: Dexia Public Finance Bank, AMBAC Insured	1,140,000	1,140,000
Alameda County IDA Revenue VRDN, 1.80%, 3/1/28,
LOC: Bank of the West	3,400,000	3,400,000
Contra Costa County MFH Revenue VRDN, 1.55%, 10/20/28,
LOC: State Street Bank & Trust	4,000,000	4,000,000
Inland Valley Development Agency Tax Allocation VRDN,
1.70%, 3/1/27, LOC: Union Bank, California, C/LOC: CalSTERS	17,785,000	17,785,000
Los Angeles Communities Redevelopment Agency MFH Revenue
VRDN, 1.40%, 4/1/30, LOC: FHLMC	2,800,000	2,800,000
Los Angeles County Schools Pooled Financing Program COPs,
3.00%, 6/30/03, FSA Insured	6,000,000	6,038,690
Newman Capital Trust Certificates VRDN, 1.72%, 4/1/32,
LOC: FHLMC	10,650,000	10,650,000
Ontario City Revenue VRDN, 1.60%, 10/1/26,
LOC: Union Bank, California, C/LOC: CalSTERS,	5,700,000	5,700,000
Orange County Apartment Development Revenue VRDN,
1.45%, 12/1/06, LOC: FHLMC	3,600,000	3,600,000
San Bernardino County MFH Revenue VRDN, 1.15%, 5/1/17,
LOC: California Federal Bank, FSB, C/LOC: FHLB	1,825,000	1,825,000
San Diego City Public Facilities Financing Authority Revenue VRDN,
1.51%, 5/15/20, BPA: Societe Generale	655,000	655,000
San Francisco City and County Redevelopment Agency MFH Revenue
VRDN, 1.075%, 10/1/10, LOC: Credit Suisse First Boston Corp.	1,000,000	1,000,000
State Economic Development Financing Authority IDA Revenue
VRDN, 1.55%, 10/1/23, LOC: Comerica Bank	150,000	150,000
State Housing & Finance Authority Revenue VRDN, 1.46%, 2/1/33,
BPA: Lloyds TSB Bank plc, MBIA Insured	2,000,000	2,000,000
State School Cash Reserve Program Authority Revenue Notes,
3.00%, 7/3/03, FSA Insured	7,500,000	7,549,184
Statewide Communities Development Authority Tax & Revenue
Anticipation Notes, 3.00%, 6/30/03	10,000,000	10,063,000
Statewide Communities Development Authority MFH Revenue Bonds:
1.50%, 4/15/03, GIC: Bayerishe Landesbank Girozentrale	11,200,000	11,200,000
1.90%, 5/15/03, GIC: Transamerica Life Insurance Co.	7,000,000	7,000,000
Statewide Communities Development Authority MFH Revenue
VRDN, 1.75%, 6/15/33, LOC: Bank of the West	750,000	750,000
Upland Community Redevelopment Agency Revenue VRDN,
1.55%, 2/15/30, LOC: FNMA	200,000	200,000

Colorado - 6.6%
Central City MFH Revenue VRDN, 1.75%, 12/25/30,
LOC: Bank of America	$3,194,000	$3,194,000
Park Creek Tax Increment Revenue VRDN, 1.90%, 12/1/24,
SWAP: Lehman Brothers	25,000,000	25,000,000
State Housing & Finance Authority Revenue VRDN:
1.45%, 12/1/09, LOC: Key Bank	4,400,000	4,400,000
1.55%, 10/15/16, CA: FNMA	23,960,000	23,960,000
1.60%, 4/1/20, BPA: FHLB	6,945,000	6,945,000
2.05%, 10/1/22, (Mandatory put 1/29/03 at 100), BPA: FHLB	9,410,000	9,410,643
1.60%, 10/1/30, BPA: FHLB	10,370,000	10,370,000

Delaware - 3.8%
State IDA Revenue VRDN, 1.75%, 8/1/29,
GA: Motiva Enterprises, LLC	45,000,000	45,000,000
Wilmington School Project Revenue VRDN, 1.65%, 7/1/31,
LOC: Allied Irish Bank	2,300,000	2,300,000

Florida - 1.1%
Capital Projects Financial Authority Revenue VRDN, 1.55%, 8/1/17,
BPA: Sun Trust Bank, FSA Insured	2,380,000	2,380,000
Gulf Breeze Public Improvement Revenue VRDN, 1.55%, 12/1/20,
BPA: Dexia Public Finance Bank, FGIC Insured	1,575,000	1,575,000
Hospice of Palm Beach County Revenue VRDN, 1.55%, 10/1/31,
LOC: Northern Trust Co.	4,800,000	4,800,000
Palm Beach County MFH Revenue VRDN, 1.60%, 9/15/28,
CA: FNMA	5,155,000	5,155,000
State University Athletic Association Capital Improvement Revenue
VRDN, 1.85%, 2/1/20, LOC: Sun Trust Bank	400,000	400,000

Georgia - 5.3%
Albany-Dougherty County Hospital Authority Revenue VRDN,
1.70%, 9/1/32, BPA: Regions Bank, AMBAC Insured	1,000,000	1,000,000
Athens MFH Revenue VRDN, 1.975%, 8/1/05, LOC: US Bank, NA	2,000,000	2,000,000
Atlanta Airport Revenue VRDN, 1.60%, 1/1/30, BPA: Societe Generale	20,765,000	20,765,000
Columbus Downtown Development Authority Revenue VRDN,
1.80%, 8/1/15, LOC: Columbus Bank & Trust	7,260,000	7,260,000
Franklin County Industrial Building Authority Revenue VRDN,
1.55%, 1/1/07, LOC: Comerica Bank	1,155,000	1,155,000
Fulton County IDA Revenue VRDN, 1.45%, 12/1/10,
LOC: Branch Bank & Trust	3,300,000	3,300,000
Gordon County Development Authority Revenue VRDN,
1.95%, 7/1/22, LOC: Regions Bank	1,600,000	1,600,000
Municipal Gas Authority Revenue VRDN, 1.60%, 11/1/07
LOC: Bank of America, Bayerishe Landesbank Girozentrale,
J.P. Morgan Chase Bank & Wachovia Bank, NA	11,250,000	11,250,000
Savannah Economic Development Authority Student Housing
Revenue VRDN, 1.70%, 9/1/26, LOC: Wachovia Bank, NA	4,000,000	4,000,000
State GO Revenue VRDN, 1.70%, 8/1/03, BPA: Lehman Brothers	13,250,000	13,250,000
Warner Robins Downtown Development Authority Revenue VRDN,
1.90%, 9/1/34, LOC: Columbus Bank & Trust	1,300,000	1,300,000
Idaho - 1.3%
State Single Family Housing Revenue VRDN, 1.70%, 7/1/32,
BPA: Bayerishe Landesbank Girozentrale	$4,800,000	$4,800,000
State Tax Anticipation Notes, 3.00%, 6/30/03	11,000,000	11,073,108

Illinois - 5.6%
Chicago Development Authority Revenue VRDN, 1.60%, 1/1/37,
BPA: Landesbank Baden-Wurttenberg, FGIC Insured	8,360,000	8,360,000
Educational Facilities Authority Revenue VRDN, 1.55%, 12/1/35,
LOC: Harris Trust	15,000,000	15,000,000
Housing Development Authority Revenue VRDN,
1.68%, 8/1/05, LOC: Bear Stearns Capital Markets	4,555,000	4,555,000
Mclean & Woodford Counties Schools GO Revenue VRDN,
1.58%, 12/1/18, BPA: Svenska Handelsbanken	26,805,000	26,805,000
State Development Finance Authority Revenue VRDN:
1.70%, 6/1/19, LOC: Northern Trust Co.	5,565,000	5,565,000
1.70%, 4/1/24, LOC: Northern Trust Co.	5,000,000	5,000,000
1.70%, 4/1/35, LOC: Northern Trust Co.	5,000,000	5,000,000

Indiana - 3.3%
City of Rockport AK Steel Corp. Project Revenue VRDN,
1.80%, 6/1/29, LOC: PNC Bank, NA	5,000,000	5,000,000
Indianapolis MFH Revenue VRDN, 1.65%, 12/20/33,
LOC: National City Bank	5,465,000	5,465,000
Jasper County Industrial Economic Development Revenue VRDN,
1.85%, 2/1/22, LOC: Farm Credit Services of America,
C/LOC: Key Bank	5,275,000	5,275,000
South Bend MFH Revenue VRDN, 2.00%, 10/1/09, LOC: FHLB	4,170,000	4,170,000
State Development Finance Authority Revenue VRDN,
1.60%, 8/1/31, LOC: Bank One, NA	7,400,000	7,400,000
Terre Haute International Airport Authority Revenue VRDN,
1.92%, 2/1/21, LOC: Old National Bank, C/LOC: Northern Trust Co	2,200,000	2,200,000
Valparaiso Economic Development Authority Revenue VRDN,
1.55%, 5/1/31, LOC: Marshall & Ilsley Bank	7,000,000	7,000,000
Vigo County Economic Development Authority Revenue VRDN,
1.90%, 5/1/16, LOC: Old National Bank, C/LOC: FHLB	5,300,000	5,300,000

Iowa - 2.6%
IDA Revenue VRDN, 1.72%, 11/1/17, LOC: Societe Generale	4,770,000	4,770,000
Le Mars IDA Revenue VRDN, 1.85%, 3/1/16,
LOC: Farm Credit Services of America, C/LOC: SunTrust Bank	1,850,000	1,850,000
State Finance Authority Solid Waste Disposal Revenue VRDN,
1.85%, 7/1/18, LOC: Farm Credit Services of America,
C/LOC: CoBank, Wells Fargo Bank, NA	3,650,000	3,650,000
State School Cash Reserve Program Authority Tax &
Revenue Anticipation Notes, 2.75%, 6/20/03, FSA Insured	22,000,000	22,110,864

Kansas - 0.6%
Mission MFH Revenue VRDN, 1.60%, 9/15/26, CA: Fannie Mae	7,700,000	7,700,000

Kentucky - 3.7%
City of Mayfield Lease Revenue VRDN, 1.70%, 7/1/26,
LOC: PNC Bank, NA	$6,670,000	$6,670,000
Hancock County IDA Revenue VRDN, 1.70%, 6/1/12,
LOC: JP Morgan Chase Bank	3,335,000	3,335,000
Hopkinsville IDA Revenue VRDN, 2.00%, 5/1/26,
LOC: Branch Bank & Trust	2,400,000	2,400,000
Lexington-Fayette Urban County Educational Facilities Revenue
VRDN, 1.60%, 8/1/21, LOC: Fifth Third Bank	7,000,000	7,000,000
State Association of Counties Advance Revenue Program Tax &
Revenue Anticipation COPs, 3.00%, 6/30/03, BPA: Bank One, NA	14,000,000	14,089,585
State IDA Revenue VRDN, 1.70%, 2/1/08, LOC: National City Bank	1,000,000	1,000,000
State Interlocal Schools Transportation Association Tax & Revenue
Anticipation Notes, 3.00%, 6/30/03	10,000,000	10,065,967
Winchester Industrial Building Revenue VRDN, 1.75%, 10/1/18,
LOC: Wachovia Bank, NA	2,400,000	2,400,000

Louisiana - 0.5%
New Orleans Aviation Board Revenue VRDN, 1.60%, 8/5/15,
BPA: Dexia Public Finance Bank, MBIA Insured	3,020,000	3,020,000
Public Facilities Authority Revenue VRDN:
1.70%, 12/1/14, LOC: Regions Bank	2,285,000	2,285,000
1.62%, 9/1/28, LOC: Hibernia, C/LOC: Bank of New York	1,150,000	1,150,000

Maine - 0.4%
State GO Tax Anticipation Notes, 2.25%, 6/30/03	5,000,000	5,018,274

Massachusetts - 0.1%
Hudson IDA Revenue VRDN, 2.10%, 10/1/13,
LOC: State Street Bank & Trust	770,000	770,000

Michigan - 3.0%
Detroit Water Supply System Revenue VRDN, 1.50%, 7/1/29,
FGIC Insured	20,500,000	20,500,000
Kent Hospital Finance Authority LO Revenue VRDN, 1.60%, 11/1/10,
LOC: Fifth Third Bank	3,600,000	3,600,000
Sault Sainte Marie Tribe Building Revenue VRDN, 1.01%, 6/1/03,
LOC: National City Bank	610,000	610,000
State Hospital Finance Authorities Revenue VRDN:
1.50%, 8/15/15, LOC: Comerica Bank	4,625,000	4,625,000
1.65%, 12/1/23, LOC: National City Bank	7,730,000	7,730,000
State University Revenue VRDN, 1.55%, 8/15/30,
BPA: Dexia Public Finance Bank	1,085,000	1,085,000

Minnesota - 0.2%
State Higher Educational Facilities Authority Revenue VRDN,
1.80%, 10/1/30, LOC: Harris Trust	1,900,000	1,900,000

Mississippi - 1.5%
State Development Bank Special GO VRDN:
1.77%, 6/1/20, BPA: AmSouth Bank, AMBAC Insured	6,795,000	6,795,000
1.77%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured	12,395,000	12,395,000

Missouri - 0.6%
Carthage IDA Revenue VRDN:
1.65%, 4/1/07, LOC: Wachovia Bank, NA	$2,000,000	$2,000,000
1.75%, 9/1/30, LOC: Wachovia Bank, NA	2,000,000	2,000,000
State Development Finance Board Revenue VRDN, 1.85%, 9/1/08,
LOC: BNP Paribas	3,900,000	3,900,000

Nebraska - 0.5%
Lancaster County IDA Revenue VRDN, 1.75%, 8/15/09,
LOC: Wells Fargo Bank, NA	1,000,000	1,000,000
State Single Family Housing Revenue VRDN, 1.70%, 9/1/22,
BPA: FHLB	5,365,000	5,365,000

Nevada - 0.1%
Henderson Public Improvement Trust Revenue VRDN,
1.68%, 4/1/07, LOC: Bank of America	1,800,000	1,800,000

New York - 2.6%
New York City GO VRDN:
1.70%, 8/1/19, FGIC Insured	6,800,000	6,800,000
1.60%, 2/1/21, FGIC Insured	8,000,000	8,000,000
1.70%, 8/1/21, LOC: Landesbank Baden-Wurttemberg	2,200,000	2,200,000
New York City Municipal Finance Authority Water & Sewage Systems
Revenue VRDN, 1.70%, 6/15/18, BPA: State Street Bank & Trust	8,000,000	8,000,000
State Energy Research & Development Authority & Pollution Control
Revenue VRDN, 1.80%, 7/1/15, LOC: The Toronto-Dominion Bank	7,500,000	7,500,000

North Carolina - 1.0%
State Capital & Educational Facilities Revenue VRDN,
1.55%, 12/1/31, LOC: Branch Bank & Trust	12,070,000	12,070,000

North Dakota - 0.5%
Traill County Solid Waste Disposal Revenue VRDN, 1.90%, 3/1/13,
LOC: Wells Fargo Bank, NA	5,750,000	5,750,000

Ohio - 2.6%
Butler County Healthcare Facilities Revenue VRDN, 1.60%, 9/1/22,
LOC: Fifth Third Bank	4,940,000	4,940,000
Franklin County Hospital Revenue VRDN, 1.72%, 6/1/17,
BPA & GA: Salomon Smith Barney Holdings, Inc.	10,000,000	10,000,000
State Environmental Improvement Revenue VRDN, 1.65%, 12/1/26,
LOC: JP Morgan Chase Bank	2,970,000	2,970,000
State Higher Educational Facilities Authority Revenue VRDN,
1.70%, 9/1/26, LOC: Fifth Third Bank	14,900,000	14,900,000

Oklahoma - 1.7%
Oklahoma School District and County Revenue Anticipation COPs,
2.50%, 6/30/03	10,470,000	10,518,444
Pittsburg County IDA Revenue VRDN, 1.90%, 10/1/21,
LOC: PNC Bank, NA	5,000,000	5,000,000
Tulsa IDA Revenue VRDN, 2.25%, 11/1/14, (Mandatory Put
5/1/03 at 100), LOC: St John's Medical Center	6,290,000	6,290,000

Oregon - 1.1%
Port of Portland Special Obligation Revenue VRDN, 1.63%, 6/15/27,
LOC: Bank of America	$4,100,000	$4,100,000
State Tax Anticipation Notes, 3.25%, 5/1/03	10,000,000	10,040,274

Pennsylvania - 3.1%
Allegheny County IDA Revenue VRDN, 2.05%, 5/1/03,
LOC: PNC Bank, NA	4,250,000	4,250,000
Delaware County Authority Revenue VRDN, 1.65%, 7 /1/14,
LOC: PNC Bank, NA	8,100,000	8,100,000
Emmaus General Authority Revenue VRDN, 1.60%, 3/1/24,
GIC: Goldman Sachs	15,000,000	15,000,000
Huntingdon County General Authority Anticipation Notes,
2.05%, 5/1/03, LOC: PNC Bank, NA	3,250,000	3,250,000
Philadelphia MFH Redevelopment Authority Revenue VRDN,
1.55%, 12/1/09, LOC: HSBC Bank	2,550,000	2,550,000
Philadelphia School District Tax and Revenue Anticipation Notes,
2.75%, 6/30/03	4,000,000	4,024,361
West Cornwall Township Municipal Authority Revenue VRDN,
1.60%, 3/1/16, LOC: Wachovia Bank, NA	1,490,000	1,490,000

Puerto Rico - 1.5%
Commonwealth Electric Power Authority GO VRDN,
1.45%, 7/1/22, BPA: Societe Generale	3,350,000	3,350,000
Commonwealth Tax and Revenue Anticipation Notes, 2.50%, 7/30/03	8,000,000	8,046,536
Commonwealth TICs / TOCs Public Improvement VRDN,
1.55%, 7/1/19, BPA: The Toronto-Dominion Bank	7,800,000	7,800,000

Rhode Island - 0.5%
State Health & Educational Building Corp. Revenue VRDN,
1.80%, 10/1/31, LOC: Fleet National Bank	6,000,000	6,000,000

Tennessee - 7.0%
Coffee County IDA Revenue VRDN, 1.75%, 5/1/12,
LOC: Bank of America	3,530,000	3,530,000
Knox County Health Educational & MFH Board Revenue VRDN,
1.45%, 12/1/29, LOC: First Tennessee Bank	4,500,000	4,500,000
Knoxville City Utilities Board Revenue VRDN, 1.85%, 1/15/05,
BPA: SunTrust Bank, FSA Insured	9,130,000	9,130,000
Loudon Industrial Development Board Revenue VRDN,
1.85%, 4/1/13, LOC: Bank One, NA	3,500,000	3,500,000
Memphis-Shelby County IDA Revenue VRDN, 1.62%, 3/1/24,
LOC: National Bank of Commerce, TN	11,845,000	11,845,000
Nashville & Davidson County Health & Educational Facilities Board
Revenue VRDN, 1.55%, 12/1/32, LOC: Regions Bank	5,000,000	5,000,000
Sevier County Public Building Authority Revenue VRDN:
1.60%, 6/1/03, BPA: KBC Bank NV, AMBAC Insured	$6,480,000	$6,480,000
1.60%, 6/1/10, BPA: KBC Bank NV, AMBAC Insured	525,000	525,000
1.60%, 6/1/12, BPA: KBC Bank NV, AMBAC Insured	3,345,000	3,345,000
1.60%, 6/1/14, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured	345,000	345,000
1.60%, 6/1/17, BPA: KBC Bank NV, AMBAC Insured	3,200,000	3,200,000
1.60%, 6/1/18, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured	13,405,000	13,405,000
1.60%, 6/1/19, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured	3,100,000	3,100,000
1.60%, 6/1/20, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured	3,630,000	3,630,000
1.85%, 6/1/20, BPA: J.P. Morgan Chase Bank, AMBAC Insured	285,000	285,000
1.60%, 6/1/21, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured	5,000,000	5,000,000
1.60%, 6/1/30, BPA: KBC Bank NV, AMBAC Insured	3,105,000	3,105,000
Shelby County Health Educational & Housing Facilities Board
Revenue VRDN:
1.60%, 5/1/16, LOC: Allied Irish Bank	3,700,000	3,700,000
1.60%, 6/1/26, LOC: Allied Irish Bank	4,900,000	4,900,000

Texas - 4.0%
Brazos River Revenue VRDN, 1.60%, 5/1/36	7,000,000	7,000,000
State Higher Education Authority Revenue VRDN, 1.55%, 12/1/27,
BPA: SLMA, MBIA Insured	9,300,000	9,300,000
State Tax & Revenue Anticipation Notes, 2.75%, 8/29/03	30,000,000	30,270,627
Tarrant County IDA Revenue VRDN, 1.77%, 9/1/27, C/LOC: FHLB	4,000,000	4,000,000

Utah - 2.4%
Municipal Securities Trust Certificates Revenue VRDN,
1.41%, 5/6/13, LOC: Bear Stearns Capital Markets	30,500,000	30,500,000

Vermont - 1.0%
State Educational & Health Buildings Finance Agency Revenue VRDN:
1.90%, 11/1/21, LOC: Huntington National Bank	2,315,000	2,315,000
1.55%, 10/1/30, LOC: Howard Bank, NA, C/LOC: LaSalle Bank	915,000	915,000
1.65%, 4/1/32, BPA: Fleet National Bank,
Radian Asset Assurance, Inc. Insured	9,550,000	9,550,000

Virginia - 0.8%
Portsmouth IDA Revenue VRDN, 1.55%, 11/1/27,
LOC: Bank of America	1,250,000	1,250,000
Suffolk IDA Revenue VRDN, 1.75%, 10/1/31,
LOC: Branch Bank & Trust	8,500,000	8,500,000

Washington - 1.5%
State GO Bonds, 5.50%, 1/1/03	$9,655,000	$9,655,000
State Housing Finance Commission Nonprofit Revenue VRDN,
1.75%, 1/1/21, LOC: US Bank, NA	2,000,000	2,000,000
State MFH Revenue VRDN, 1.60%, 7/1/25, LOC: FHLMC	6,900,000	6,900,000

West Virginia - 2.0%
Harrison County IDA Revenue VRDN, 1.65%, 6/1/14,
LOC: Wachovia Bank, NA	4,140,000	4,140,000
Putnam County Solid Waste Disposal Revenue VRDN, 1.60%, 4/1/30	15,500,000	15,500,000
Weirton Municipal Hospital Building Revenue VRDN, 1.43%, 12/1/31,
(Mandatory put 12/1/03 at 100), LOC: PNC Bank, NA	5,000,000	4,997,587

Wisconsin - 0.8%
Grafton IDA Revenue VRDN, 2.00%, 12/1/17, LOC: US Bank, NA	2,450,000	2,450,000
State Health & Educational Facilities Authority Revenue VRDN,
1.60%, 11/1/23, LOC: US Bank, NA	7,800,000	7,800,000

Other - 6.4%
ABN Amro Chicago Corp. Lease TOPS Trust Certificates VRDN:
1.53%, 7/4/07, BPA: ABN Amro Bank	1,200,000	1,200,000
1.68%, 3/1/10, BPA: ABN Amro Bank	16,585,000	16,585,000
Koch Floating Rate Trust Revenue VRDN, 1.77%, 5/3/04,
BPA: State Street Bank & Trust, AMBAC Insured	12,500,000	12,500,000
Pitney Bowes Corp. Lease TOPS Trust Certificates
(Mandatory Put 10/8/03), 1.90%, 3/9/05,
BPA: Pitney Bowes Credit, AMBAC Insured	7,324,027	7,324,027
Roaring Fork Single Family Mortgage Program VRDN:
2.00% 5/29/03, BPA: Bank of New York	14,000,000	14,000,000
1.77% 10/1/32, BPA: Bank of New York	8,870,000	8,870,000
SunAmerica Trust Revenue VRDN, 1.38%, 7/1/41, LOC: FHLMC	20,000,000	20,000,000

TOTAL INVESTMENTS (Cost $1,226,010,171) - 97.4%		1,226,010,171
Other assets and liabilities, net - 2.6%		33,263,867
Net Assets - 100.0%		$1,259,274,038

Net Assets Consist Of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class O: 1,085,859,754 shares outstanding	$1,085,747,406
Institutional Class: 173,506,650 shares outstanding	173,503,827
Class T: 6,641 shares outstanding	6,641
Undistributed net investment income	89,225
Accumulated net realized gain (loss) on investments	(73,061)

Net Assets	$1,259,274,038

Net Asset Value Per Share
Class O (based on net assets of $1,085,824,707)	$1.00
Institutional Class (based on net assets of $173,442,684)	$1.00
Class T (based on net assets of $6,647)	$1.00

Certain securities have optional or mandatory tender features which give them a shorter effective maturity date.

See notes to financial statements.

Limited-Term Portfolio

statement of net assets

December 31, 2002

	Principal
Municipal Obligations - 95.9%	Amount	Value
Alabama - 2.3%
Athens IDA Pollution Control Revenue VRDN, 4.50%, 6/1/05	$3,500,000	$3,500,000
Birmingham Public Educational Building Authority Revenue VRDN,
1.65%, 6/1/30	1,960,000	1,960,000
Calhoun County Economic Development Council Development
Revenue VRDN, 1.80%, 5/1/10	2,800,000	2,800,000
Colbert County Industrial Development Board Revenue VRDN,
1.85%, 10/1/11	420,000	420,000
Mobile County IDA Revenue VRDN:
1.35%, 12/1/12	5,500,000	5,500,000
1.85%, 4/1/20	700,000	700,000
Selma Industrial Development Board Pollution Control Revenue VRDN:
3.50%, 7/15/06, (Call 7/15/03 at 100)	1,800,000	1,800,000
3.50%, 7/15/08, (Call 7/15/03 at 100)	2,650,000	2,650,000
State MFH Revenue VRDN:
1.75%, 9/1/22	2,600,000	2,600,000
3.00%, 9/1/30	3,215,000	3,212,942
2.70%, 12/1/30	6,410,000	6,410,000

Alaska - 0.2%
Valdez Marine Terminal Revenue Bonds, 3.00%, 3/1/35	3,000,000	3,014,130

Arizona - 0.8%
Pinal County IDA Solid Waste Disposal Revenue VRDN:
1.85%, 8/1/22	3,700,000	3,700,000
1.95%, 5/1/27	1,250,000	1,250,000
Yavapai County IDA Solid Waste Disposal Revenue Bonds,
4.625%, 6/1/27	6,000,000	6,071,640

Arkansas - 1.2%
Fort Smith Sales Tax Revenue Bonds, 3.50%, 12/1/11	5,135,000	5,282,118
State Development Finance Authority Revenue VRDN, 3.50%, 8/1/21	9,000,000	9,000,000
State MFH Revenue VRDN, 2.25%, 11/1/36	1,525,000	1,525,000

California - 9.4%
Alameda-Contra Costa Schools Financing Authority Adjustable COPs,
1.45%, 8/1/24	2,010,000	2,010,000
Alameda County IDA Revenue VRDN, 1.80%, 3/1/28	1,600,000	1,600,000
Avalon Community Improvement Agency Tax Allocation Revenue
VRDN, 2.50%, 8/1/24	1,205,000	1,205,000
Community College Financing Authority Tax & Revenue Anticipation
Notes, 3.00%, 7/31/03	3,500,000	3,535,280
Gardenia Financing Agency Revenue VRDN, 4.75%, 9/1/11	1,200,000	1,200,000
Long Beach Harbor Revenue Bonds, 4.00%, 5/15/27	31,360,000	32,402,406
Los Angeles Convention & Exhibit Center Authority Lease Revenue
VRDN, 1.53%, 8/15/18	2,100,000	2,100,000
Los Angeles County MFH Revenue VRDN, 1.20%, 6/1/10	$2,800,000	$2,800,000
Metropolitan Water District of Southern California Revenue VRDN,
1.60%, 7/1/36	75,000	75,000
Oakland Joint Powers Financing Authority Lease Revenue VRDN,
1.90%, 8/1/21	21,600,000	21,600,000
Riverside County Public Facilities Projects Adjustable COPs,
2.15%, 12/1/15	5,800,000	5,800,000
San Bernardino County Public Facilities Projects Adjustable COPs,
2.15%, 3/1/24	3,725,000	3,725,000
School Cash Reserve Program Authority Revenue Notes,
3.00%, 7/3/03	7,500,000	7,549,184
Statewide Community Development MFH Special Tax Revenue Notes:
1.90%, 5/15/03	9,650,000	9,650,000
1.75%, 6/15/33	8,150,000	8,150,000
State Alternative Energy Revenue VRDN, 1.95%, 11/1/16	4,400,000	4,400,000
State Department of Water Reservoir & Power supply Revenue Bonds,
5.50%, 5/1/05	5,000,000	5,378,350
State MFH Revenue VRDN, 1.49%, 2/1/26	9,325,000	9,325,000
State Pollution Control Financing Authority & Solid Waste
Disposal Revenue VRDN, 1.85%, 6/1/11	2,200,000	2,200,000
Vallejo MFH Revenue VRDN, 1.25%, 6/1/07	1,900,000	1,900,000

Colorado - 2.9%
Denver City & County Airport Revenue Bonds:
4.00%, 11/15/04	1,200,000	1,249,788
5.25%, 11/15/04	2,180,000	2,320,436
4.00%, 11/15/05	1,300,000	1,364,493
4.00%, 11/15/06	6,610,000	6,963,106
Dove Valley Metropolitan District Arapahoe County GO Bonds:
2.875%, 5/1/20, (Mandatory Put 11/1/04 at100)	1,670,000	1,678,200
3.30%, 11/1/20, (Mandatory Put 11/1/05 at 100)	2,000,000	2,015,480
3.30%, 11/1/25, (Mandatory Put 11/1/05 at 100)	6,325,000	6,373,955
Eagle Ranch Metropolitan District Revenue Bonds, 2.25%, 10/15/18,
(Mandatory Put 1/8/04 at 100)	9,365,000	9,366,744
Lakewood IDA Revenue VRDN, 1.90%, 8/1/07	1,810,000	1,810,000
Park Creek Tax Increment Revenue VRDN, 1.90%, 12/1/24	3,000,000	3,000,000
Pitkin County Industrial Development Revenue VRDN, 1.75%, 4/1/16	2,000,000	2,000,000
State Housing & Finance Authority Revenue VRDN, 1.60%, 10/1/30	980,000	980,000

Connecticut - 0.0%
State Health & Educational Facilities Authority Revenue VRDN,
1.65%, 7/1/36	100,000	100,000

Delaware - 0.3%
Wilmington School Project Revenue VRDN, 1.65%, 7/1/31	3,700,000	3,700,000

District of Columbia - 1.0%
COPs:
5.00%, 1/1/05	3,000,000	3,195,690
5.00%, 1/1/06	1,000,000	1,085,410
Housing Finance Authority Revenue VRDN:
3.00%, 12/1/04	$2,500,000	$2,570,375
2.80%, 1/1/05	4,140,000	4,198,084
Metropolitan Washington Airports Authority, 4.50%, 10/1/04	2,440,000	2,557,462

Florida - 2.3%
Lee County GO Bonds, 5.00%, 10/1/04	4,965,000	5,248,402
Palm Beach Housing Finance Authority Mallards Cove Revenue
VRDN, 2.7625%, 3/1/22	4,610,000	4,610,000
State Department of Environmental Protection Revenue Bonds,
4.00%, 7/1/04	14,285,000	14,858,257
University Athletic Association Inc., Revenue Bonds, 2.20%, 10/1/31,
(Mandatory Put 10/1/05 at 100)	6,400,000	6,400,000

Georgia - 7.8%
Atlanta Water & Sewer Revenue Bonds, 4.75%, 1/1/23	14,315,000	15,107,478
Clayton County Development Authority Revenue VRDN,
3.30%, 5/1/35	50,000,000	50,000,000
Columbus Downtown IDA Revenue Bonds, 6.50%, 7/1/29	3,900,000	3,761,667
Coweta County Development Authority Revenue VRDN,
2.70%, 11/1/25	4,370,000	4,370,000
De Kalb County Development Authority Revenue VRDN,
2.05%, 4/1/09	9,750,000	9,750,000
Fulton County Development Authority Pollution Control Revenue
VRDN, 2.05%, 4/1/10	7,400,000	7,400,000
Municipal Gas Authority Revenue VRDN, 1.60%, 11/1/07	1,050,000	1,050,000
Rome MFH Revenue VRDN, 2.00%, 7/1/34	7,650,000	7,650,000
Southeast Georgia Regional Development Authority, 1.95%, 6/1/17	4,500,000	4,500,000
Waycross and Ware County Development Authority Revenue Bonds
VRDN, 2.70%, 5/1/31	1,685,000	1,685,000

Hawaii - 1.0%
Honolulu MFH Revenue VRDN, 2.45%, 6/1/20	8,500,000	8,500,000
State Department Budget and Finance VRDN, 4.65%, 12/1/21	5,560,500	5,560,500

Idaho - 1.9%
Boise City MFH Revenue Bonds, 3.25%, 5/1/36	10,175,000	10,304,731
State Housing and Finance Association Revenue VRDN, 1.70%, 7/1/32	5,700,000	5,700,000
State Tax Anticipation Notes, 3.00%, 6/30/03	10,000,000	10,066,462

Illinois - 2.8%
Arlington Heights MFH Revenue VRDN, 2.75%, 5/1/24	4,230,000	4,230,000
Development Finance Authority Revenue Bonds:
3.50%, 9/1/03	4,095,000	4,158,145
4.80%, 12/1/09	8,000,000	8,000,000
4.80%, 9/5/11	7,000,000	7,000,000
GO Bonds, 5.00%, 4/1/04	5,000,000	5,234,300
Metropolitan Pier & Exposition Authority Revenue Bonds,
6.50%, 6/15/27, (Prerefunded 6/15/03 at 102)	8,260,000	8,624,101

Indiana - 2.0%
Allen County Economic Development Revenue VRDN, 1.85%, 11/1/09	$3,000,000	$3,000,000
Development Finance Authority Economic Revenue VRDN,
2.85%, 5/1/21	1,500,000	1,500,000
Noblesville High School Building Corp. Revenue Bonds,
5.75%, 2/15/15 (Prerefunded 8/15/03 at 103)	13,500,000	14,143,005
Portage Industrial Pollution Control Revenue VRDN, 1.90%, 5/1/18	5,150,000	5,150,000
Spencer County Industrial Pollution Control Revenue VRDN,
4.80%, 11/1/18	3,680,000	3,680,000

Iowa - 0.8%
State School Cash Anticipation Program Authority Notes,
2.75%, 6/20/03	10,000,000	10,050,393

Kansas - 1.2%
Johnson County Residual Revenue Discount Notes, 6/1/12	33,140,000	16,367,515

Kentucky - 2.3%
Asset Liability Commission General Fund Revenue Bonds,
3.50%, 11/1/03	8,860,000	8,983,951
Maysville Industrial Building Revenue VRDN, 1.90%, 5/1/06	5,740,000	5,740,000
Russell County Bon Secours Health System Revenue Bonds,
5.85%, 11/15/05	10,000,000	10,526,400
State Interlocal Schools Transportation Association Tax and Revenue
Anticipation Notes, 3.00%, 6/30/03	5,000,000	5,032,984

Louisiana - 7.0%
Caddo Parish Industrial Development Board, Pollution Control
Revenue VRDN, 2.05%, 5/1/04	5,100,000	5,100,000
Local Government Environmental Facilities & Community
Development Authority Revenue Bonds:
6.25%, 3/1/03	16,000,000	16,000,000
6.25%, 12/15/03	5,400,000	5,400,810
Orleans Levee District Revenue VRDN, 4.57%, 10/1/17	24,155,000	24,155,000
Public Facilities Authority Revenue VRDN, 1.62%, 9/1/28	28,350,000	28,350,000
State Correctional Facilities Corporate Lease Revenue Bonds:
4.0%, 12/15/03	2,160,000	2,208,341
5.0%, 12/15/04	1,460,000	1,547,133
5.0%, 15/15/05	4,340,000	4,675,265
5.0%, 15/15/06	4,675,000	5,088,223
State Housing Finance Agency Mortgage Adjustable Rate Revenue
Bond, 1.40%, 6/1/32, (Mandatory Put 1/30/04 at100)	2,279,384	2,279,384

Maryland - 1.3%
Baltimore Revenue Bonds, 3.3235%, 12/1/09	5,481,584	5,481,584
Montgomery County GO Bonds, 4.75%, 2/1/04	7,000,000	7,274,050
State Health & Higher Educational Facilities Authority
Revenue VRDN:
1.50%, 1/1/29	1,055,000	1,055,000
1.65%, 4/1/31	2,995,000	2,995,000

Massachusetts - 1.0%
Bay Transportation Authority Revenue VRDN, 1.63%, 7/1/30	$13,500,000	$13,500,000

Michigan - 0.6%
Wayne County Community College GO Bonds:
3.50%, 7/1/03	4,250,000	4,300,065
4.50%, 7/1/04	4,000,000	4,188,320

Minnesota - 4.0%
Housing Finance Agency Revenue Bonds, 2.15%, 7/1/36	14,470,000	14,510,227
Shakopee Health Care Facility Revenue Bonds:
6.50%, 10/1/20	2,615,000	2,618,792
6.50%, 10/1/30	3,380,000	3,380,575
State GO Bonds, 4.00%, 8/1/04	19,605,000	20,432,331
State Higher Education Facilities Authority Revenue VRDN,
1.60%, 4/1/27	4,000,000	4,000,000
St. Paul Port Authority Revenue Bonds:
3.50%, 7/1/12	6,125,000	6,126,654
1.51%, 6/1/19	3,295,000	3,295,000

Mississippi - 0.9%
Roaring Fork Single Family Mortgage Program VRDN, 2.00%, 12/1/33	9,190,000	9,190,000
State Development Bank Special GO VRDN, 1.77%, 6/1/20	2,910,000	2,910,000

Missouri - 0.7%
State Development Finance Board Revenue VRDN, 1.85%, 9/1/08	100,000	100,000
St. Louis IDA Revenue VRDN, 2.55%, 1/1/21	9,300,000	9,300,000

New Mexico - 0.5%
State GO Bonds:
5.00%, 3/1/04	3,450,000	3,602,214
5.00%, 9/1/04	3,000,000	3,180,990

New York - 4.1%
New York City GO Bonds:
5.75%, 2/1/04	5,250,000	5,472,285
5.50%, 2/15/04	3,000,000	3,122,730
5.00%, 8/1/04	4,000,000	4,185,080
5.50%, 8/1/04	5,060,000	5,333,341
5.00%, 11/1/04	3,000,000	3,157,800
5.00%, 8/1/05	9,400,000	10,000,190
New York City Municipal Water & Sewer Systems Finance Authority
Revenue VRDN, 1.70%, 6/15/33	5,500,000	5,500,000
State Energy Research & Pollution Control Development Authority
Revenue VRDN, 1.80%, 7/1/15	7,500,000	7,500,000
State Urban Development Corp. Correctional & Youth Facility
Services Revenue Bonds:
5.00%, 1/1/05	500,000	530,785
5.00%, 1/1/06	5,000,000	5,396,750
Triborough Bridge & Tunnel Authority Revenue Bonds,
5.125%, 1/1/22, (Prerefunded 1/1/12 at 100)	5,000,000	5,655,650

North Carolina - 0.5%
Buncombe County Industrial Facilities & Pollution Control
Financing Authority Revenue VRDN, 2.45%, 1/1/06	$6,500,000	$6,500,000

North Dakota - 0.3%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue Bonds,
5.35%, 11/1/19	4,700,000	4,689,754

Oklahoma - 2.3%
Housing Assistance Corp. MFH Revenue Bonds, 6.05%, 12/1/03	4,000,000	4,001,480
State Housing Development Authority Revenue Bonds,
5.30%, 11/1/05	5,625,000	6,049,181
Tulsa MFH Revenue Notes:
6.25%, 1/1/03	6,450,000	6,127,500
6.25%, 10/15/03	14,200,000	14,192,900

Pennsylvania - 2.5%
Harrisburg Authority Revenue VRDN, 1.97%, 3/1/34,	28,335,000	28,335,000
Philadelphia Redevelopment Authority Revenue Bonds, 5.10%, 12/1/03	2,005,280	2,000,000
State Higher Educational Facilities Authority Revenue Bonds,
4.00%, 11/1/32	3,500,000	3,504,830

Puerto Rico - 0.4%
Commonwealth Electric Power Authority GO VRDN, 1.45%, 7/1/22	4,950,000	4,950,000

Rhode Island - 1.1%
GO Bonds, 5.00%, 12/1/03	4,000,000	4,140,560
State Housing & Mortgage Financing Corp. Revenue Bonds,
3.375%, 11/1/05	10,000,000	10,335,100

South Carolina - 2.7%
Dorchester County IDA Revenue VRDN, 1.38%, 10/1/24	5,100,000	5,100,000
Greenwood County Hospital Revenue VRDN, 1.55%, 10/1/23	4,700,000	4,700,000
State Jobs-Economic Development Authority Health Revenue Bonds,
6.50%, 10/1/04	6,750,000	6,684,592
State Jobs-Economic Development Authority Health Revenue VRDN,
1.70%, 7/1/12	3,700,000	3,700,000
State MFH Revenue Notes, 6.25%, 3/1/03	16,300,000	16,293,806

Tennessee - 1.3%
Sevier County Public Building Authority Revenue VRDN:
1.60%, 6/1/03	600,000	600,000
1.60%, 6/1/10	2,380,000	2,380,000
1.60%, 6/1/14	2,540,000	2,540,000
1.60%, 6/1/17	3,550,000	3,550,000
1.60%, 6/1/18	2,225,000	2,225,000
1.60%, 6/1/19	3,700,000	3,700,000
1.60%, 6/1/20	285,000	285,000
1.85%, 6/1/20	380,000	380,000
1.60%, 6/1/30	1,965,000	1,965,000

Texas - 5.9%
Bexar County Housing Finance Corp. MFH Revenue VRDN,
1.72%, 5/1/30	$3,710,000	$3,710,000
Dallas Waterworks & Sewer System Revenue Bonds, 4.00%, 10/1/04	5,500,000	5,751,625
El Paso County Housing Finance Corp. MFH Revenue Bonds,
6.25%, 8/1/32	10,000,000	10,000,800
Harris County GO VRDN, 1.60%, 8/1/15	5,800,000	5,800,000
Red River Educational Finance Revenue Bonds, 3.40%, 12/1/31	2,500,000	2,540,175
Roaring Fork MFH Mortgage Program VRDN, 1.77%, 8/20/35	7,330,000	7,330,000
State Tax & Revenue Anticipation VRDN, 1.70%, 8/29/03	5,000,000	5,000,000
Tarrant County Health Facilities Development Authority Corp.
Revenue Bonds, 6.25%, 4/1/32	12,935,000	12,935,517
Tarrant County Housing Finance Corp. Revenue Bonds:
6.25%, 6/1/03	6,000,000	5,996,760
6.25%, 7/1/03	7,450,000	7,450,000
6.25%, 9/1/03	13,100,000	13,100,000

Utah - 0.5%
Juab County Industrial Development Revenue VRDN, 1.95%, 8/1/12	3,100,000	3,100,000
Tooele City Industrial Development Revenue VRDN, 1.80%, 10/1/22	3,275,000	3,275,000

Vermont - 2.2%
State Education & Health Buildings Financing Agency Revenue VRDN:
1.90%, 11/1/21	3,200,000	3,200,000
1.55%, 10/1/30	2,065,000	2,065,000
1.65%, 4/1/32	1,150,000	1,150,000
State IDA Revenue VRDN, 1.85%, 12/1/04	1,650,000	1,650,000
State Industrial Redevelopment Revenue VRDN, 1.85%, 12/1/04	130,000	130,000
State Student Assistance Corp. Education Loan Revenue Bonds,
1.80%, 12/15/03	21,515,000	21,515,000

Virginia - 4.3%
Chesapeake IDA Revenue Bonds, 5.25%, 2/1/08	3,000,000	3,070,110
Chesterfield County IDA Bon Secours Revenue Bonds,
5.70%, 11/15/30	6,000,000	6,197,580
Henrico County Economic Development Authority Revenue Bonds,
5.75%, 11/15/30	7,000,000	7,445,270
Louisa IDA Solid Waste Disposal Revenue Bonds:
3.15%, 9/1/30	7,200,000	7,222,680
3.40%, 3/01/31	13,000,000	13,219,180
Portsmouth IDA Revenue VRDN, 1.55%, 11/1/27	1,750,000	1,750,000
Roanoke IDA Revenue VRDN, 2.45%, 12/1/13	10,000,000	10,000,000
State Housing Development Authority Revenue Bonds:
3.375%, 7/1/04	2,885,000	2,958,856
3.75%, 1/1/05	6,160,000	6,385,086

Washington - 2.6%
Munimae Trusts:
4.60%, 1/13/11	7,045,000	7,399,927
4.60%, 12/16/16	7,805,000	8,200,792
Portland GO Bonds:
5.00%, 9/1/04	$2,000,000	$2,107,960
5.25%, 9/1/05	1,485,000	1,604,290
State GO Bonds, 4.50%, 1/1/04	7,070,000	7,302,674
State Housing Finance Commission Revenue VRDN, 1.85%, 6/1/27	2,640,000	2,640,000
State MFH Revenue VRDN, 1.60%, 7/1/25	1,400,000	1,400,000
State Public Power Supply System Revenue Bonds:
4.80%, 7/1/04	2,175,000	2,286,055
5.50%, 7/1/04	2,000,000	2,122,840

West Virginia - 2.4%
Commercial Economic Development Authority Revenue Bonds,
8.00%, 4/1/25	23,000,000	22,558,170
Weirton Municipal Hospital Building Revenue Bonds, 1.43%, 12/1/31	9,500,000	9,499,430

Wisconsin - 1.2%
Ladysmith Solid Waste Disposal Facilities Revenue VRDN,
4.85%, 3/1/28	10,535,000	10,535,000
State GO Bonds, 7.75%, 11/1/04	5,000,000	5,568,600

Wyoming - 2.3%
Gillette Pollution Control Revenue VRDN, 2.6%, 1/1/18	31,200,000	31,200,000

Other - 3.1%
ABN AMRO Chicago Corp. LeaseTOPS Trust Certificates VRDN,
1.90%, 7/7/04	21,508,594	21,508,594
ABN AMRO MuniTops Certificate Trust VRDN, 1.68%, 3/1/10	1,000,000	1,000,000
Class B Certificate Service Trust Revenue VRDN, 1.63%, 7/1/41	5,000,000	5,000,000
IBM Tax Exempt Grantor Trust VRDN, 1.72%, 2/15/06	4,773,321	4,773,321
Koch Floating Rate Trust Revenue VRDN, 1.77%, 5/3/04	2,500,000	2,500,000
Pitney Bowes Credit Corp. LeaseTOPS Trust Certificate
VRDN, 2.15%, 7/19/06	6,477,532	6,475,913

TOTAL INVESTMENTS (Cost $1,287,340,693) - 95.9%		1,293,140,321
Other assets and liabilities, net - 4.1%		55,293,671
Net Assets - 100%		$1,348,433,992

Net Assets Consist of :
Paid in capital applicable to 125,540,781 shares of beneficial interest, unlimited number of no par shares authorized:		$1,342,545,323
Undistributed net investment income		89,041
Net unrealized appreciation (depreciation) on investments		5,799,628

Net Assets		$1,348,433,992

Net Asset Value Per Share		$10.74

See notes to financial statements.

Long-Term Portfolio

Statement of Net Assets

December 31, 2002

	Principal
Municipal Obligations - 97.5%	Amount	Value
Alaska - 2.7%
State International Airports Revenue Bonds, 5.125%, 10/1/12	$1,885,000	$2,007,223

Arizona - 6.6%
Maricopa County School District 69 GO Bonds, 6.25%, 7/1/14	2,000,000	2,440,540
Phoenix Civic Improvement Corp. Revenue Bonds, 5.75%, 7/1/14	2,190,000	2,471,963

Arkansas - 1.4%
Pulaski County Hospital Revenue Bonds, 5.25%, 3/1/13	1,000,000	1,048,070

California - 1.3%
Lancaster School District GO Bonds, Zero Coupon, 8/1/24	2,965,000	960,749

District of Columbia - 1.4%
Metropolitan Airport Authority Revenue Refunding Bonds,
5.375%, 10/1/19	1,000,000	1,050,480

Florida - 5.7%
Dade County GO Bonds, 7.75%, 10/1/18	2,000,000	2,779,160
Dade County IDA Revenue Bonds, 8.00%, 6/1/22	1,440,000	1,457,928

Illinois - 5.4%
GO Bonds, 5.25%, 6/1/19	1,000,000	1,069,060
Metropolitan Pier & Exposition Authority Dedicated State Tax
Revenue Bonds, 5.75%, 6/15/41	500,000	548,905
Schaumburg Park District GO Bonds, 5.50%, 12/1/15	1,000,000	1,119,490
Student Assistance Community Student Loan Revenue Bonds,
5.10%, 9/1/08	1,135,000	1,228,887

Indiana - 1.8%
Hamilton Heights Independent School Corp. Revenue Bonds,
5.25%, 7/15/13	1,195,000	1,320,140

Louisiana - 3.4%
Local Government Environmental Facilities Revenue Bonds,
6.30%, 7/1/30	1,000,000	1,211,280
State Public Facility Authority MFH Revenue Bonds, 7.00%, 6/1/24	1,560,000	1,284,769

Maryland - 5.0%
Cambridge Economic Development Revenue Bonds, 8.50%, 4/1/14	2,100,000	2,185,743
Cecil County Health Department COPs, 7.875%, 7/1/14	1,018,000	1,039,968
State Economic Development Corp. Revenue Bonds, 8.625%, 10/1/19	500,000	486,800

Massachusetts - 2.3%
Water Resource Authority Revenue Bonds, 5.50%, 8/1/15	$1,500,000	$1,719,105

Michigan - 6.4%
Municipal Authority Revenue Bonds, 5.00%, 10/1/23	2,500,000	2,567,800
Wayne Charter County Airport Refunding Bonds, 5.50%, 12/1/15	2,000,000	2,185,280

Mississippi - 3.0%
State Development Bank SO Revenue Bonds:
5.00%, 6/1/17	1,045,000	1,115,820
5.10%, 6/1/18	1,010,000	1,082,932

New York - 5.0%
New York City Transitional Finance Authority Revenue Bonds,
5.50%, 11/1/29 (Prerefunded 5/1/10 at 101)	2,145,000	2,496,930
State Thruway Authority Revenue Bonds,
5.50%, 4/1/14	1,100,000	1,242,340

North Carolina - 1.4%
Eastern Municipal Power Agency Revenue Bonds, 4.50%, 1/1/24	1,040,000	1,033,531

North Dakota - 3.9%
State University Revenue Bonds, 5.60%, 10/1/21	2,690,000	2,863,505

Puerto Rico - 8.0%
Commonwealth GO Bonds, 5.25%, 7/1/18	3,500,000	3,794,770
Public Buildings Authority Revenue Bonds, 5.5%, 7/1/15	1,935,000	2,171,689

Rhode Island - 0.8%
Port Authority & Economic Development Corp. Airport
Revenue Bonds, 7.00%, 7/1/14	500,000	622,915

South Carolina - 1.5%
Charleston County Resource Recovery Revenue Bonds, 5.10%, 1/1/08	1,025,000	1,120,766

Tennessee - 1.4%
Sevier County Public Building Authority Revenue VRDN,
1.85%, 6/1/20	1,000,000	1,000,000

Texas - 11.2%
Austin Water & Wastewater System Revenue Bonds, 5.50%, 11/15/14	1,000,000	1,145,720
Brownsville GO Bonds, 5.50%, 2/15/18	1,000,000	1,091,510
Edcouch Elsa Independent School District GO Bonds, 5.50%, 2/15/30	250,000	261,665
Lower Colorado River Authority Revenue Bonds, 5.875%, 5/15/15	1,000,000	1,145,660
Lubbock GO Bonds, 4.50%, 2/15/16	1,240,000	1,257,844
North Forest Independent School District GO Bonds, 6.25%, 8/15/16	1,045,000	1,134,410
Tarrant County Health Facilities Development Corp. Revenue Bonds,
5.75%, 2/15/15	2,000,000	2,287,940

Utah - 4.0%
State Building Ownership Authority Lease Revenue Bonds,
5.00%, 5/15/20	$1,620,000	$1,679,827
State Housing Finance Agency Revenue Bonds, 5.35%, 7/1/20	1,245,000	1,282,089

Virgin Islands - 1.5%
Public Finance Authority Revenue Bonds, 6.375%, 10/1/19	1,000,000	1,112,570

Virginia - 2.7%
Chesterfield County IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	1,700,000	1,769,887
Portsmouth IDA Revenue VRDN, 1.55%, 11/1/27	250,000	250,000

Washington - 2.4%
Tacoma GO Bonds, 5.125%, 12/1/20	1,710,000	1,804,614

West Virginia - 3.3%
State Economic Development Authority Revenue Bonds,
8.00%, 4/1/25	1,000,000	980,790
State University Revenue Bonds, Zero Coupon, 4/1/26	5,000,000	1,465,100

Wisconsin - 4.0%
Middleton-Cross Plains Area School District GO Bonds,
5.25%, 4/1/18	1,655,000	1,773,812
Monroe School District GO Bonds, 5.25%, 4/1/16	1,115,000	1,209,597

TOTAL INVESTMENTS (Cost $69,079,603) - 97.5%		72,381,573
Other assets and liabilities, net - 2.5%		1,849,411
Net Assets - 100%		$74,230,984

Net Assets Consist Of:
Paid in capital applicable to the following 4,359,168 shares of beneficial interest, unlimited number of no par value shares authorized:		$70,982,447
Undistributed net investment income		12,744
Accumulated net realized gain (loss) on investments		(66,177)
Net unrealized appreciation (depreciation) on investments		3,301,970

Net Assets		$74,230,984

Net Asset Value Per Share		$17.03

Explanation of Guarantees:
BPA: Bond-Purchase Agreement	LOC: Letter of Credit
CA: Collateral Agreement	SURBD: Surety Bond
C/LOC: Collateralized LOC	SWAP: Swap Agreement
GIC: Guaranteed Investment Contract

Abbreviations:
COPs: Certificates of Participation	IDA: Industrial Development Authority
FGIC: Federal Guaranty Insurance Company	LO: Limited Obligation
FHLB: Federal Home Loan Bank	MBIA: Municipal Bond Insurance Association
FHLMC: Federal Home Loan Mortgage Corp.	MFH: Multi-Family Housing
FNMA: Federal National Mortgage Association	SLMA: Student Loan Marketing Association
FSA: Financial Security Advisor	SO: Special Obligation
GO: General Obligation	VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2002

	Money Market	Limited-Term	Long-Term
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$21,697,825	$34,403,539	$3,483,476

Expenses:
Investment advisory fee	2,823,119	5,822,715	411,521
Transfer agency fees and expenses	1,589,048	476,734	37,343
Distribution Plan expenses:
Class A	--	--	61,728
Class T	76,955	--	--
Trustees' fees and expenses	110,268	78,990	3,572
Administrative fees:
Class O	3,080,370	--	--
Class A	--	52,883	3,433
Institutional Class	83,270	--	--
Class T	80,033	--	--
Accounting fees	93,699	36,246	17,636
Custodian fees	94,798	70,886	19,109
Insurance	354,075	9,687	669
Registration fees	42,763	47,528	13,705
Reports to shareholders	326,632	80,877	9,725
Professional fees	30,450	21,903	11,834
Miscellaneous	78,774	9,501	3,906
Total expenses	8,864,254	6,707,950	594,181
Fees waived:
Class A	--	--	(3,433)
Class T	(245)	--	--
Fees paid indirectly	(51,690)	(58,142)	(4,730)
Net expenses	8,812,319	6,649,808	586,018

Net Investment Income	12,885,506	27,753,731	2,897,458

Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on investments	(74,575)	232,582	657,316
Change in unrealized appreciation or (depreciation)	--	5,299,390	3,402,319

Net Realized and Unrealized
Gain (Loss) on Investments	(74,575)	5,531,972	4,059,635

Increase (Decrease) in Net Assets
Resulting from Operations	$12,810,931	$33,285,703	$6,957,093

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$12,885,506	$41,707,544
Net realized gain (loss)	(74,575)	385,381

Increase (Decrease) in Net Assets
Resulting from Operations	12,810,931	42,092,925

Distributions to shareholders from:
Net investment income:
Class O shares	(10,533,713)	(31,156,485)
Institutional Class shares	(2,053,152)	(9,610,746)
Class T shares	(207,902)	(1,032,267)
Net realized gain:
Class O shares	--	(274,569)
Institutional Class shares	--	(74,239)
Class T shares	--	(9,970)
Total distributions	(12,794,767)	(42,158,276)

Capital share transactions:
Shares sold:
Class O shares	1,081,553,359	1,429,557,805
Institutional Class shares	1,442,858,631	2,972,331,039
Class T shares	26,355,132	76,195,853
Reinvestment of distributions:
Class O shares	10,403,800	31,405,895
Institutional Class shares	870,911	5,836,173
Class T shares	209,239	1,055,286
Shares redeemed:
Class O shares	(1,260,454,908)	(1,460,638,821)
Institutional Class shares	(1,428,652,309)	(3,120,135,304)
Class T shares	(75,372,410)	(70,749,094)
Total capital share transactions	(202,228,555)	(135,141,168)

Total Increase (Decrease) in Net Assets	(202,212,391)	(135,206,519)

Net Assets
Beginning of year	1,461,486,429	1,596,692,948
End of year (including undistributed net investment income of $89,225 and $0, respectively)	$1,259,274,038	$1,461,486,429

See notes to financial statements.
	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2002	2001
Shares sold:
Class O shares	1,081,553,359	1,429,557,805
Institutional Class shares	1,442,858,631	2,972,331,039
Class T shares	26,355,132	76,195,853
Reinvestment of distributions:
Class O shares	10,403,800	31,405,895
Institutional Class shares	870,911	5,836,173
Class T shares	209,239	1,055,286
Shares redeemed:
Class O shares	(1,260,454,908)	(1,460,638,821)
Institutional Class shares	(1,428,652,309)	(3,120,135,304)
Class T shares	(75,372,410)	(70,749,094)
Total capital share activity	(202,228,555)	(135,141,168)

See notes to financial statements.

Limited-Term Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$27,753,731	$22,551,269
Net realized gain (loss)	232,582	276,056
Change in unrealized appreciation or (depreciation)	5,299,390	341,240

Increase (Decrease) in Net Assets
Resulting from Operations	33,285,703	23,168,565

Distributions to shareholders from:
Net investment income	(27,749,776)	(22,538,153)
Net realized gain	(98,078)	--
Total distributions	(27,847,854)	(22,538,153)

Capital share transactions:
Shares sold	1,138,678,726	392,570,119
Reinvestment of distributions:	20,080,185	19,457,780
Shares redeemed	(486,241,447)	(205,644,273)
Total capital share transactions	672,517,464	206,383,626

Total Increase (Decrease) in Net Assets	677,955,313	207,014,038

Net Assets
Beginning of year	670,478,679	463,464,641
End of year (including undistributed net investment income of $89,041 and $38,507, respectively)	$1,348,433,992	$670,478,679

Capital Share Activity
Shares sold	106,275,323	36,670,296
Reinvestment of distributions	1,875,668	1,820,749
Shares redeemed	(45,355,752)	(19,215,976)
Total capital share activity	62,795,239	19,275,069

See notes to financial statements.

Long-Term Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$2,897,458	$2,660,965
Net realized gain (loss)	657,316	1,646,402
Change in unrealized appreciation or (depreciation)	3,402,319	(2,080,219)

Increase (Decrease) in Net Assets
Resulting from Operations	6,957,093	2,227,148

Distributions to shareholders from:
Net investment income	(2,950,384)	(2,624,199)
Net realized gain	(721,969)	(513,602)
Total distributions	(3,672,353)	(3,137,801)

Capital share transactions:
Shares sold	25,665,676	16,926,736
Reinvestment of distributions	3,082,673	2,724,974
Shares redeemed	(21,130,911)	(7,929,304)
Total capital share transactions	7,617,438	11,722,406

Total Increase (Decrease) in Net Assets	10,902,178	10,811,753

Net Assets
Beginning of year	63,328,806	52,517,053
End of year (including undistributed net investment income of $12,744 and $66,021, respectively)	$74,230,984	$63,328,806

Capital Share Activity
Shares sold	1,528,578	1,031,049
Reinvestment of distributions	184,620	165,418
Shares redeemed	(1,262,239)	(478,061)
Total capital share activity	450,959	718,406

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of five separate portfolios, three of which are reported herein; Money Market, Limited-Term and Long-Term. Money Market and Limited-Term are registered as diversified portfolios and Long-Term as a non-diversified portfolio. The operations of each portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O, Institutional Class and Class T shares are sold without a sales charge. Institutional Class shares require a minimum account balance of $1,000,000 and have a lower expense ratio than Class O Shares.  Class T shares are sold to investors with brokerage accounts at The Advisors Group, Inc. Shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities listed or traded on a national securities exchange are valued at the last reported sale price. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Trustees of the Fund. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

	First	Next	Over
	$500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Limited-Term	.60%	.50%	.40%
Long-Term	.60%	.50%	.40%

Under the terms of the agreement, $387,939, $636,347, and $52,118 were payable at year end for Money Market, Limited-Term and Long-Term, respectively.

The Advisors Group, Inc. ("TAG"), also a wholly-owned subsidiary of Ameritas Acacia, is a broker-dealer. TAG offers Class T shares as a sweep account for its brokerage customers.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee.  Class O, Class T and Institutional Class of Money Market pay annual rates of .26%, .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement, $250,704 and $4,777 were payable at year end for Money Market and Limited-Term, respectively. For the year ended December 31, 2002, CASC waived $245 of its fee for Money Market Class T.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class T of Money Market and Class A of Long-Term, allow the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% on Class T of Money Market and .35% on Long-Term. Under the terms of the agreement, $28 and $5,592 were payable at year end for Money Market and Long-Term, respectively.

The Distributor received $25,748 and $27,355 as its portion of commissions charged on sales of Limited-Term and Long-Term, respectively during the year ended December 31, 2002.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $777,595, $57,899, and $3,942 for the year ended December 31, 2002 for Money Market, Limited-Term and Long-Term, respectively. Under the terms of the agreement, $63,231, $5,159, and $362 were payable at year end for Money Market, Limited-Term and Long-Term, respectively. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Effective September 2002, each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were:

	Limited-Term	Long-term
Purchases	$543,954,526	$77,973,170
Sales	188,970,665	72,489,710

Money Market held only short-term investments.

The following table presents the cost of investments for federal income tax purposes, the components of net unrealized appreciation (depreciation) as of December 31, 2002 and the net capital loss carryforwards with expiration dates as of December 31, 2002.

	Money Market	Limited-Term	Long-Term
Federal income tax cost	$1,226,010,171	$1,287,339,263	$69,068,799
Unrealized appreciation	--	6,916,044	3,659,406
Unrealized (depreciation)	--	(1,114,986)	(346,632)
Net appreciation (depreciation)	--	$5,801,058	$3,312,774

Capital loss carryforwards	$73,061	--	--
Expiration dates	12/31/10	N/A	N/A

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration. The Long-Term Portfolio intends to elect to defer post-October losses of $64,302 to the calendar year ending December 31, 2003. Such losses if unutilized will expire in 2011.

The tax character of dividends and distributions paid during the years ended December 31, 2002, and December 31, 2001 were as follows:

MONEY MARKET
	2002	2001
Distributions paid from:
Tax-exempt income	$12,792,741	$41,756,920
Ordinary income	2,026	169,252
Long-term capital gain	--	232,104
Total	$12,794,767	$42,158,276

LIMITED-TERM
	2002	2001
Distributions paid from:
Tax-exempt income	$27,684,351	$22,534,993
Ordinary income	143,393	3,160
Long-term capital gain	20,110	--
Total	$27,847,854	$22,538,153

LONG-TERM
	2002	2001
Distributions paid from:
Tax-exempt income	$2,945,740	$2,611,647
Ordinary income	267,857	12,552
Long-term capital gain	458,756	513,602
Total	$3,672,353	$3,137,801

As of December 31, 2002, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

	Money Market	Limited-Term	Long-Term
Undistributed tax-exempt income	$89,225	$87,611	$65
Capital loss carryforward	(73,061)	--	--
Unrealized appreciation (depreciation)	--	5,801,058	3,312,774
Total	$16,164	$5,888,669	$3,312,839

Reclassifications have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to redesignation of dividends and treatment of market discount for federal tax purposes.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are due to market discounts and wash sales.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the year ended December 31, 2002, purchases and sales transactions were:

	Money Market	Limited-Term	Long-Term
Purchases	$492,219,609	$611,390,433	$31,070,000
Sales	528,577,733	510,641,220	31,155,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2002. For the year ended December 31, 2002, borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$569,453	2.26%	$7,750,669	February 2002
Limited-Term	259,011	2.35%	9,138,182	August 2002
Long-Term	53,557	2.09%	1,199,072	December 2002

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years

Tax Information (Unaudited)

The Limited-Term and Long-Term Portfolios designate $20,110 and $458,756, respectively as 20%-rate capital gain dividends paid during calendar year ended December 31, 2002.

  Money Market Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
Class O Shares	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.009	.024
Distributions from
Net investment income	(.009)	(.024)
Net realized gain	--	**
Total distributions	(.009)	(.024)
Net asset value, ending	$1.00	$1.00

Total return	.89%	2.47%
Ratios to average net assets:
Net investment income	.90%	2.41%
Total expenses	.68%	.63%
Expenses before offsets	.68%	.63%
Net expenses	.67%	.61%
Net assets, ending (in thousands)	$1,085,825	$1,254,312

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2000	1999	1998
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.039	.030	.032
Distributions from
Net investment income	(.039)	(.030)	(.032)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	3.95%	3.04%	3.22%
Ratios to average net assets:
Net investment income	3.87%	2.97%	3.17%
Total expenses	.65%	.65%	.65%
Expenses before offsets	.65%	.65%	.65%
Net expenses	.63%	.64%	.64%
Net assets, ending (in thousands)	$1,253,987	$1,277,935	$1,355,322

Money Market Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
Institutional Class/MMP	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.012	.028
Distributions from
Net investment income	(.012)	(.028)
Net realized gain	--	**
Total distributions	(.012)	(.028)
Net asset value, ending	$1.00	$1.00

Total return	1.24%	2.82%
Ratios to average net assets:
Net investment income	1.24%	2.82%
Total expenses	.34%	.30%
Expenses before offsets	.34%	.30%
Net expenses	.34%	.28%
Net assets, ending (in thousands)	$173,443	$158,362

		Years Ended
	December 31,	December 31,	December 31,
Institutional Class/MMP	2000	1999	1998
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.042	.033	.035
Distributions from
Net investment income	(.042)	(.033)	(.035)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	4.30%	3.39%	3.58%
Ratios to average net assets:
Net investment income	4.26%	3.36%	3.54%
Total expenses	.31%	.31%	.30%
Expenses before offsets	.31%	.31%	.30%
Net expenses	.29%	.29%	.29%
Net assets, ending (in thousands)	$300,393	$237,544	$246,967

Money Market Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
Class T Shares	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.007	.022
Distributions from
Net investment income	(.007)	(.022)
Net realized gain	--	**
Total distributions	(.007)	(.022)
Net asset value, ending	$1.00	$1.00

Total return*	.66%	2.25%
Ratios to average net assets:
Net investment income	.68%	2.21%
Total expenses	.90%	.85%
Expenses before offsets	.90%	.85%
Net expenses	.89%	.83%
Net assets, ending (in thousands)	$7	$48,813

	Periods Ended
	December 31,	December 31,
Class T Shares	2000	1999##
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.037	.025
Distributions from
Net investment income	(.037)	(.025)
Net asset value, ending	$1.00	$1.00

Total return*	3.73%	2.50%
Ratios to average net assets:
Net investment income	3.67%	2.90%(a)
Total expenses	.86%	.85%(a)
Expenses before offsets	.86%	.85%(a)
Net expenses	.85%	.84%(a)
Net assets, ending (in thousands)	$42,313	$37,053

Limited-Term Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$10.69	$10.66
Income from investment operations
Net investment income	.28	.44
Net realized and unrealized gain (loss)	.05	.03
Total from investment operations	.33	.47
Distributions from
Net investment income	(.28)	(.44)
Net realized gain	**	--
Total distributions	(.28)	(.44)
Total increase (decrease) in net asset value	.05	.03
Net asset value, ending	$10.74	$10.69

Total return*	3.11%	4.46%
Ratios to average net assets:
Net investment income	2.57%	4.09%
Total expenses	.62%	.70%
Expenses before offsets	.62%	.70%
Net expenses	.62%	.69%
Portfolio turnover	47%	63%
Net assets, ending (in thousands)	$1,348,434	$670,479

		Years Ended
	December 31,	December 31,	December 31,
	2000	1999	1998
Net asset value, beginning	$10.64	$10.71	$10.70
Income from investment operations
Net investment income	.45	.37	.40
Net realized and unrealized gain (loss)	.02	(.07)	.01
Total from investment operations	.47	.30	.41
Distributions from
Net investment income	(.45)	(.37)	(.40)
Total increase (decrease) in net asset value	.02	(.07)	.01
Net asset value, ending	$10.66	$10.64	$10.71

Total return*	4.53%	2.86%	3.87%
Ratios to average net assets:
Net investment income	4.22%	3.47%	3.70%
Total expenses	.72%	.71%	.71%
Expenses before offsets	.72%	.71%	.71%
Net expenses	.70%	.70%	.70%
Portfolio turnover	82%	78%	45%
Net assets, ending (in thousands)	$463,465	$523,743	$547,212

Long-Term Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$16.20	$16.46
Income from investment operations
Net investment income	.70	.73
Net realized and unrealized gain (loss)	1.02	(.13)
Total from investment operations	1.72	.60
Distributions from
Net investment income	(.72)	(.73)
Net realized gains	(.17)	(.13)
Total distributions	(.89)	(.86)
Total increase (decrease) in net asset value	.83	(.26)
Net asset value, ending	$17.03	$16.20

Total return*	10.84%	3.68%
Ratios to average net assets:
Net investment income	4.22%	4.47%
Total expenses	.87%	.87%
Expenses before offsets	.86%	.87%
Net expenses	.85%	.85%
Portfolio turnover	113%	85%
Net assets, ending (in thousands)	$74,231	$63,329

		Years Ended
	December 31,	December 31,	December 31,
	2000	1999	1998
Net asset value, beginning	$15.30	$16.81	$17.28
Income from investment operations
Net investment income	.77	.70	.78
Net realized and unrealized gain (loss)	1.15	(1.44)	.06
Total from investments	1.92	(.74)	.84
Distributions from
Net investment income	(.76)	(.70)	(.80)
Net realized gains	--	(.07)	(.51)
Total distributions	(.76)	(.77)	(1.31)
Total increase (decrease) in net asset value	1.16	(1.51)	(.47)
Net asset value, ending	$16.46	$15.30	$16.81

Total return*	12.93%	(4.52%)	5.01%
Ratios to average net assets:
Net investment income	4.89%	4.35%	4.58%
Total expenses	.90%	.88%	.87%
Expenses before offsets	.90%	.88%	.87%
Net expenses	.85%	.84%	.84%
Portfolio turnover	85%	80%	72%
Net assets, ending (in thousands)	$52,517	$51,146	$57,677

*           Total return does not reflect deduction of Class A front-end sales charge.

**         Distribution was less than .001 per share.

## From March 1, 1999 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

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Trustee and officer Information Table

(Not   Applicable   to  Officers)

# of

Position

Position

Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	Chairperson, United Methodist Services for the Aging.

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30

DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12

PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12	Annapolis Life Care, Inc.

JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC

BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation

M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank

ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	30	Acacia Federal Savings Bank

DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice-President	1976	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc.

D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee	1976	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation

SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

RENO J. MARTINI DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves

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prospective investors unless preceded or accompanied by a prospectus.

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Calvert Group

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Kansas City, MO 64105

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Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert's Family of Funds

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

Calvert

Investments that make a difference (registered servicemark)

December 31, 2002

Annual Report

Calvert Tax-Free Reserves

California Money Market

Portfolio

Calvert Tax-Free Reserves California

Money Market Portfolio

President’s Letter	2
Portfolio Manager Remarks	4
Independent Auditors’ Report	7
Statement of Net Assets	8
Statement of Operations	12
Statements of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	17
Explanation of Financial Tables	18
Trustee and Officer Information Table	20

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Dear Shareholders:

Over the last year, slow economic growth, continuing political uncertainty, and the threat of war have provided an unsettling backdrop to the investment climate.  Stocks experienced their third straight year of declines, with the S&P 500 Index losing 22.43% of its value during 2002.

At the same time, falling interest rates and slow growth were good for the bond market, with general taxable bond funds earning an average return of 6.01% and taxable money market funds earning an average of 1.49%.  In light of these developments, many investors have positioned their portfolios more conservatively, lightening their investments in stocks and emphasizing less volatile sectors like shorter-term bonds and money market instruments.

While we are gratified that we could contribute to investors’ efforts to earn positive returns and conserve the value of their investments in this challenging market environment, we believe that it’s important for investors to remember that these funds make up only a portion of a well-diversified portfolio.

Now, as always, it is important to work with your financial advisor to determine the right asset allocation to meet your long-term needs.  It is also critical to take a long-term view, particularly if you do not expect to draw on your investments for several years.  Markets fluctuate, but over time, stocks and bonds have provided attractive returns for long-term investors.  It is not wise or appropriate to make dramatic shifts in your asset allocation in response to sudden market movements, since these types of changes are likely only to lock in short-term losses and prevent you from participating in any eventual recovery.

It is, of course, impossible to predict when the stock market will rebound or what the performance of short- and long-term bond funds will be in the coming year.  We do believe that investors who diversify their portfolios, who pursue an appropriate asset allocation strategy and who keep their focus on the long-term will do best in nearly any market environment.  Please contact us, or your financial professional, if you have any questions or concerns about your investments or market conditions.  We are always happy to work with you.

In closing, we are pleased to note that Calvert has been selected as Program Manager for the District of Columbia’s DC College Savings Plan.  Available nationwide, this tax-advantaged 529 account offers both stock and fixed-income choices.  If you or family members are saving for college expenses, we urge you to consult  your financial advisor about this exciting new investment program.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek

President and CEO

January 31, 2003

Market Perspective

Reno Martini,

Chief Investment Officer, CAMCO

The year 2002 was quite disappointing in terms of economic and stock market performance.  However, the Fixed Income market posted strong returns in most sectors. The big winner in this situation was the bond fund product.  Net inflows into bond mutual funds surpassed the 1986 all-time record of $103 billion.  For the year ended December 31, 2002, $140 billion of net money had moved into bond funds. Cash pouring into all bond funds was just one of many supportive factors behind the strong rally in government and high-quality bonds last year.

In 2002, investors avoided stocks, but also became quite unhappy with exceptionally low returns on time deposits, money market funds, treasury bills, and other highly conservative money market investments.  The historic all time lows in these types of securities have lasted longer than anyone expected.

On the year, with the notable exception of junk bonds, major sectors of the U.S. dollar bond market posted double-digit returns.  For much of 2002, the highest quality sectors, such as government, municipal, and mortgage-backed bonds, were way ahead of the pack.  Starting in the fourth quarter, however, credit product started to rally with corporate bonds posting record outperformance against treasuries. High-yield bonds had marginally negative returns but rallied 6% in the fourth quarter. U.S. economic performance was resilient in the face of multiple shocks, and market participants realized that profits were improving and the economy would post a respectable 3% growth rate for the year.  Many stocks and lower quality corporate bonds had been thoroughly beaten and were extremely cheap by historical standards. Investors started to warm to corporate bonds and stocks in the fourth quarter before becoming a bit discouraged by weaker economic data towards the end of the year.

Tom Dailey is a member of the CAMCO portfolio management team.

Calvert Tax-Free Reserves California Money Market Portfolio seeks to earn the highest level of interest income exempt from federal and California state income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

Fund Information

Asset Allocation

California Tax-Exempt Money Market

NASDAQ symbol

CTCXX

CUSIP number

131620-50-2

Calvert Tax-Free Reserves California Money Market Portfolio

How did the Fund perform?

For the one-year period ended December 31, 2002, the California Money Market Portfolio’s total return was 0.75% compared to the 0.90% return for the average tax-exempt California money market fund tracked by Lipper Analytical Services, Inc.

What was the Economic Climate?

During 2002, municipal money market rates continued to reach new lows with one-year note yields falling from 2.10% at the beginning of January to 1.15% by the end of December. The Fed cut the Fed Funds rate in November to 1.25%, marking the twelfth cut in the Fed Funds rate since January 2001. The November easing was effected to help move the economy through a “soft spot”. The statement accompanying the Fed’s decision in part read: “Incoming data has tended to confirm that greater uncertainty in part attributable to heightened geopolitical risks, is currently inhibiting spending, production, and employment.”

Many had predicted that economic growth would gain momentum in 2002, but several factors prevented that from happening, including reduced business investment, the corporate accounting crisis, falling stock prices, concern over Iraq, and rising energy costs.

California, and many municipalities within the state, experienced widening budget deficits in 2002. As a result, California’s debt ratings were lowered by ratings organizations late in the year. The State and local governments issued record amounts of debt in 2002 and will likely continue to do so. Fortunately, the debt is being financed at very low rates of interest. Despite its budget problems, we believe California’s economy is more fundamentally sound and diverse than in the early 1990’s.

What was your Strategy?

In light of the precipitous decline in interest rates over the last three years, we did not expect short-term municipal rates to decline much further in 2002, yet rates hit new lows during the year. We kept the Fund’s average maturity just short of the industry average in order to take advantage of a rise in rates had the Fed reversed direction. We also concentrated on buying only the most liquid and marketable municipal notes so we could react quickly in a volatile interest rate environment.

What is your Outlook?

The economy should begin to expand at a healthier pace in the second half of 2003, with help from the Fed’s aggressive rate cuts and approval in some form of an economic stimulus package. Also, municipalities have seen their budget surpluses disappear with deficits projected to widen dramatically over the next few years. Therefore, state and local governments will need to continue to issue record amounts of debt, bringing plenty of supply to the market. This increased supply should have an upward impact on municipal rates. We expect the Fed to be patient by allowing economic growth to establish a firm underpinning before giving any indication of a higher Fed Funds rate.

January 31, 2003

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2002, the end of the reporting period. Our strategy and the Fund’s portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio Statistics

Weighted average
maturity
12.31.02	35 days
12.31.01	27 days

comparative monthly yields

	MFR’s State
	CTFR	Specific
	California	Retail Money
	Money Market	Market Average
12.31.02	0.48%	0.61%
11.30.02	0.71%	0.86%
10.31.02	0.87%	0.99%
9.30.02	0.64%	0.84%
8.31.02	0.49%	0.73%
7.31.02	0.52%	0.73%
6.30.02	0.79%	0.81%

Average annual
total return

as of 12.31.02
1 year	0.75%
5 year	2.39%
10 year	2.70%
inception	3.19%
(10.16.89)

Total returns assume reinvestment of dividends. Past performance is no guarantee of future results. Source: Money Fund Vision98, iMoneyNet, Inc.

Independent Auditors’ Report

To the Board of Trustees of Calvert Tax-Free Reserves and Shareholders of California Money Market Portfolio:

We have audited the accompanying statement of net assets of California Money Market Portfolio (the “Fund”), one of the funds constituting the Calvert Tax-Free Reserves, as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated February 15, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of California Money Market Portfolio of Calvert Tax-Free Reserves as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

Statement of Net Assets

December 31, 2002

	Principal
Municipal Obligations - 99.3%	Amount	Value
California - 87.8%
ABAG Finance Authority For Nonprofit Corps. Adjustable COPs,
1.50%, 2/1/25, LOC: Wells Fargo Bank N.A.	$2,425,000	$2,425,000
ABAG Finance Authority For Nonprofit Corps. Revenue VRDN,
1.60%, 6/15/30, LOC: FNMA	2,545,000	2,545,000
ABN AMRO MuniTops Certificate Trust VRDN:
1.53%, 7/4/07, BPA: ABN AMRO Bank, N.V.	1,600,000	1,600,000
1.53%, 8/1/24, BPA: ABN AMRO Bank, N.V.	5,500,000	5,500,000
Alameda-Contra Costa Schools Financing Authority Adjustable COPs:
1.45%, 11/1/14, BPA: Dexia Credit Local, AMBAC Insured	1,740,000	1,740,000
1.45%, 8/1/24, BPA: Dexia Credit Local, AMBAC Insured	2,390,000	2,390,000
Contra Costa County MFH Revenue VRDN:
1.45%, 11/15/22, LOC: FNMA	6,400,000	6,400,000
1.55%, 10/20/28, LOC: State Street Bank & Trust Co.	5,675,000	5,675,000
Fontana Unified School District Certificates VRDN, 1.40%, 4/1/35,
BPA: Bank of Nova Scotia, FSA Insured	6,000,000	6,000,000
Fresno Revenue VRDN, 1.45%, 5/1/15, LOC: US Bank, N.A.	9,500,000	9,500,000
Health Facilities Financing Authority Insured Revenue VRDN,
1.49%, 1/10/22, BPA: Bank One, N.A., MBIA Insured	6,500,000	6,500,000
Housing Finance Agency Home Ownership & Home Improvement
Revenue VRDN:
1.10%, 8/1/10, TOA: Citibank	2,410,000	2,410,000
1.46%, 2/1/32, BPA: Lloyds TSB Bank plc, FSA Insured	5,700,000	5,700,000
1.46%, 2/1/33, BPA: Lloyds TSB Bank plc, MBIA Insured	6,000,000	6,000,000
Inland Valley Development Agency Tax Allocation VRDN,
1.70%, 3/1/27, C/LOC: CalSTERS, LOC: Union Bank, California.	3,700,000	3,700,000
Livermore MFH Revenue VRDN, 1.45%, 5/1/20, LOC: FNMA	6,950,000	6,950,000
Los Angeles Community Redevelopment Agency Adjustable COPs,
1.49%, 12/1/14, LOC: Wells Fargo Bank N.A.	10,000,000	10,000,000
Los Angeles Community Redevelopment Agency Revenue VRDN:
1.50%, 12/1/05, LOC: Westdeutsche Landesbank	11,500,000	11,500,000
1.40%, 4/1/30, LOC: FHLMC	3,200,000	3,200,000
Los Angeles County Housing Authority Development Revenue VRDN:
1.20%, 12/1/07, LOC: FHLMC	12,000,000	12,000,000
1.20%, 6/1/10, LOC: FHLMC	7,200,000	7,200,000
Los Angeles County MFH Revenue VRDN:
1.60%, 12/01/03, BPA: BNP Paribas	1,660,000	1,660,000
1.44%, 7/1/10, LOC: FNMA	27,000,000	27,000,000
Los Angeles County Pension Obligation Refunding Revenue VRDN,
1.35%, 6/30/07, BPA: Dexia Credit Local, AMBAC Insured	4,615,000	4,615,000
Los Angeles County Schools Pooled Tax & Revenue
Anticipation Notes, 3.00%, 6/30/03, FSA Insured	4,000,000	4,025,793
Los Angeles County Tax & Revenue Anticipation Notes,
3.00%, 6/30/03	2,500,000	2,516,492
Modesto Irrigation District Financing Authority Revenue VRDN,
1.58%, 10/1/15, BPA: Societe Generale	2,000,000	2,000,000
Newman Capital Trust Certificates VRDN, 1.72%, 4/1/32,
LOC: FHLMC	12,350,000	12,350,000
Ontario Revenue VRDN, 1.60%, 10/1/26, C/LOC: CalSTERS,
LOC: Union Bank California	$2,070,000	$2,070,000
Orange County Apartment Development Adjustable COPs,
1.49%, 3/1/16, LOC: UBS AG	2,100,000	2,100,000
Orange County Apartment Development Revenue VRDN:
1.45%, 12/1/06, LOC: FHLMC	2,500,000	2,500,000
1.20%, 11/1/09, LOC: FHLMC	8,500,000	8,500,000
1.20%, 11/1/09. LOC: Northern Trust Co.	7,400,000	7,400,000
Pitney Bowes Credit Corp. LeaseTOPS Trust Certificates VRDN,
1.90%, 3/9/05, BPA: Pitney Bowes Credit, AMBAC Insured	3,137,651	3,137,651
Pollution Control Financing Authority Revenue VRDN:
1.85%, 9/1/10, LOC: Comerica Bank	2,855,000	2,855,000
1.85%, 6/1/11, LOC: Comerica Bank	1,800,000	1,800,000
1.85%, 3/1/16, LOC: Comerica Bank	3,120,000	3,120,000
1.70%, 10/1/16, LOC: Key Bank	6,815,000	6,815,000
1.45%, 9/1/17, LOC: Deutsche Bank AG	7,000,000	7,000,000
1.49%, 9/1/20, LOC: Fleet National Bank	3,200,000	3,200,000
1.75%, 11/1/27, LOC: Bank of the West	1,400,000	1,400,000
Sacramento County Tax & Revenue Anticipations Notes,
3.00%, 8/1/03	4,000,000	4,033,002
San Bernardino County Adjustable COPs, 1.54%, 8/1/26,
BPA: Landesbank Hessen Thueringen, MBIA Insured	11,500,000	11,500,000
San Bernardino County Housing Authority MFH Revenue VRDN:
1.60%, 6/1/05, LOC: FNMA	2,000,000	2,000,000
1.15%, 5/1/17, LOC: California Federal Savings Bank, C/LOC: FHLB	2,700,000	2,700,000
1.10%, 2/1/23, LOC: California Federal Savings Bank, C/LOC: FHLB	5,660,000	5,660,000
San Diego City Public Facilities Financing Authority Revenue
VRDN, 1.56%, 5/15/20, BPA: Societe Generale	3,300,000	3,300,000
San Francisco City & County Unified School District
Tax & Revenue Anticipation Notes, 1.75%, 12/17/03	4,000,000	4,023,500
San Francisco City & County Redevelopment Agency MFH
Revenue VRDN:
1.075%, 10/1/10, LOC: Credit Suisse First Boston	5,830,000	5,830,000
1.55%, 8/1/32, LOC: Citibank	3,200,000	3,200,000
San Jose California MFH Revenue VRDN, 1.55%, 4/15/36,
LOC: Bank of America	6,000,000	6,000,000
San Jose Unified School District Santa Clara County
Tax & Revenue Anticipation Notes, 2.50%, 10/29/03	3,500,000	3,523,835
School Cash Reserve Program Authority Revenue Notes,
3.00%, 7/3/03, FSA Insured	15,000,000	15,098,369
State Department of Water Resources Revenue VRDN:
1.80%, 5/1/22, BPA: Dexia Credit Local, FSA Insured	3,000,000	3,000,000
1.80%, 5/1/22, LOC: State Street Bank & Trust	4,000,000	4,000,000
1.80%, 5/1/22, LOC: Bayer Landesbank GZ	4,000,000	4,000,000
State Economic Development Financing Authority IDA
Revenue VRDN:
1.55%, 3/1/23, LOC: American National Bank & Trust	4,000,000	4,000,000
1.55%, 10/1/23, LOC: Comerica Bank	1,770,000	1,770,000
Statewide Communities Development Authority Special Tax
Revenue VRDN:
1.50%, 4/15/03, FGIC: Bayer Landesbank GZ	$3,800,000	$3,800,000
1.90%, 5/15/03, FGIC: Transamerica Life	3,000,000	3,000,000
1.65%, 6/1/19, LOC: CalSTERS	2,290,000	2,290,000
1.65%, 5/1/22, C/LOC: CalSTERS, LOC: Bank of the West	2,240,000	2,240,000
1.49%, 3/1/31, LOC: BNP Paribas	5,500,000	5,500,000
Statewide Community Development Authority MFH Revenue VRDN,
1.75%, 6/15/33, LOC: Bank of the West	2,100,000	2,100,000
Statewide Community Development Authority Tax and Revenue
Anticipation Notes, 3.00%, 6/30/03	4,000,000	4,025,200
Upland Community Redevelopment Agency Revenue VRDN,
1.55%, 2/15/30, CA: FNMA	1,800,000	1,800,000
Vallejo Housing Authority MFH Revenue VRDN:
1.25%, 6/1/07, LOC: Dresdner Bank AG	6,645,000	6,645,000
1.50%, 1/1/08, LOC: Dresdner Bank AG	2,100,000	2,100,000
Victorville MFH Revenue VRDN, 1.65%, 12/1/15,
C/LOC: California Federal Savings Bank	6,310,000	6,310,000
WateReuse Finance Authority Revenue VRDN, 1.45%, 5/1/28,
BPA: Credit Suisse First Boston, FSA Insured	1,245,000	1,245,000

Puerto Rico - 11.5%
Commonwealth Electric Power Authority VRDN, 1.45%, 7/1/22,
BPA: Societe Generale	2,300,000	2,300,000
Commonwealth GO Bonds, 2.50%, 7/30/03	15,000,000	15,087,255
Commonwealth Government Development Bank Revenue VRDN,
1.40%, 12/1/15, BPA: Credit Suisse First Boston, MBIA Insured	3,100,000	3,100,000
Commonwealth Highway and Transportation Revenue VRDN,
1.65%, 7/17/03, BPA: Merrill Lynch	4,000,000	4,000,000
Housing Finance Corp. VRDN, 1.75%, 2/7/10, SWAP: Lehman Bros.	6,000,000	6,000,000
Infrastructure Financing Authority Revenue VRDN, 1.55%, 7/1/27,
BPA: Bank of New York	10,500,000	10,500,000
TICS-TOCS Trust VRDN, 1.55%, 7/1/19, BPA: Toronto-Dominion	4,600,000	4,600,000

TOTAL INVESTMENTS (Cost $395,281,097) - 99.3%		395,281,097
Other assets and liabilities, net - 0.7%		2,961,574
Net Assets - 100%		$398,242,671

Net Assets Consist of:
Paid in capital applicable to 398,325,286 shares of beneficial interest, unlimited number of no par value shares authorized		$398,325,367
Undistributed net investment income		5,559
Accumulated net realized gain (loss) on investments		(88,255)

Net Assets		$398,242,671

Net Asset Value Per Share		$1.00

Certain securities have optional or mandatory tender features which give them a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:
BPA: Bond-Purchase Agreement	AMBAC: American Municipal Bond Assurance Corp.
C/LOC: Confirming Letter of Credit	CA: Collateralized Agreement
LOC: Letter of Credit	COPs: Certificates of Participation
SWAP: Swap Agreement	FGIC: Financial Guaranty Insurance Company
TOA: Tender Option Agreement	FHLB: Federal Home Loan Bank
FHLMC: Federal Home Loan Mortgage Corporation
FNMA: Federal National Mortgage Association
FSA: Financial Security Advisor
GO: General Obligation
IDA: Industrial Development Authority
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2002

Net Investment Income
Investment Income:
Interest income	$5,800,182

Expenses:
Investment advisory fee	2,077,822
Transfer agency fees and expenses	344,770
Accounting fees	50,423
Trustees’ fees and expenses	26,758
Administrative fees	21,037
Custodian fees	28,762
Insurance	97,883
Reports to shareholders	91,069
Professional fees	15,802
Miscellaneous	24,256
Total expenses	2,778,582
Fees paid indirectly	(67,684)
Net expenses	2,710,898

Net Investment Income	3,089,284

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	(12,189)

Increase (Decrease) in Net Assets
Resulting from Operations	$3,077,095

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$3,089,284	$8,239,757
Net realized gain (loss)	(12,189)	30,235

Increase (Decrease) in Net Assets
Resulting from Operations	3,077,095	8,269,992

Distributions to shareholders from:
Net investment income	(3,111,391)	(8,238,152)

Capital share transactions:
Shares sold	216,212,038	323,853,461
Reinvestment of distributions	3,091,801	8,248,402
Shares redeemed	(255,068,905)	(295,191,626)
Total capital share transactions	(35,765,066)	36,910,237

Total Increase (Decrease) in Net Assets	(35,799,362)	36,942,077

Net Assets
Beginning of year	434,042,033	397,099,956
End of year (including undistributed net investment income of $5,559 and $27,666, respectively)	$398,242,671	$434,042,033

Share Activity
Shares sold	216,211,998	323,853,461
Reinvestment of distributions	3,091,801	8,248,402
Shares redeemed	(255,068,905)	(295,191,626)
Net share activity	(35,765,106)	36,910,237

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General:  The California Money Market Portfolio (the “Portfolio”), a series of Calvert Tax-Free Reserves (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of five separate portfolios. The operations of each series are accounted for separately. The Portfolio offers shares of beneficial interest to the public with no sales charges.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for        distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, “Ameritas Acacia”). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets:  .50% on the first $500 million, .45% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $227,485 was payable at year end.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets.  Under the terms of the agreement, $1,437 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $179,131 for the year ended December 31, 2002. Under the terms of the agreement, $14,646 was payable at year end. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Effective September 2002, each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at December 31, 2002 for federal income tax purposes was $395,281,097. The table below presents the net capital loss carryforwards of $88,255 at December 31, 2002 with expiration dates:

Capital Loss Carryforwards	Expiration Dates
$58,391	12/31/03
351	12/31/04
17,324	12/31/07
12,189	12/31/10

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2002, and December 31, 2001 were as follows:

	2002	2001
Distributions paid from:
Tax-exempt income	$3,111,391	$8,235,334
Ordinary income	--	2,818
Total	$3,111,391	$8,238,152

As of December 31, 2002, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$5,559
Capital loss carryforward	(88,255)
Total	($82,696)

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2002, purchases and sales transactions were $83,876,720 and $137,995,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund’s Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company (“the Bank”). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2002 was $152,474 at a weighted average interest rate of 2.30%. The maximum amount of these borrowings outstanding during the year ended December 31, 2002 was $3,497,359 during July 2002. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2002.

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund’s independent auditor. The Fund’s selection of KPMG as its independent auditor was recommended by the Fund’s audit committee and was approved by the Fund’s Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.008	.020
Distributions from
Net investment income	(.008)	(.020)
Net asset value, ending	$1.00	$1.00

Total return	.75%	1.99%
Ratios to average net assets:
Net investment income	.74%	1.94%
Total expenses	.67%	.67%
Expenses before offsets	.67%	.67%
Net expenses	.65%	.66%
Net assets, ending (in thousands)	$398,243	$434,042

	Years Ended
	December 31,	December 31,	December 31,
	2000	1999	1998
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.032	.028	.031
Distributions from
Net investment income	(.032)	(.028)	(.031)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	3.22%	2.80%	3.19%
Ratios to average net assets:
Net investment income	3.16%	2.75%	3.13%
Total expenses	.68%	.66%	.69%
Expenses before offsets	.68%	.66%	.67%
Net expenses	.65%	.65%	.65%
Net assets, ending (in thousands)	$397,100	$427,945	$437,575

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.   The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Trustee and officer Information Table

(Not   Applicable   to  Officers)

# of

Position

Position

Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	Chairperson, United Methodist Services for the Aging.

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30

DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12

PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12	Annapolis Life Care, Inc.

JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC

BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation

M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank

ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	30	Acacia Federal Savings Bank

DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice-President	1976	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc.

D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee	1976	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation

SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

RENO J. MARTINI DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves California Money Market Portfolio

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Calvert

Investments that make a difference (registered service mark)

December 31, 2002

Annual Report

Calvert Tax-Free Reserves

Vermont Municipal

Portfolio

Calvert Tax-Free Reserves Vermont Municipal Portfolio

President's Letter	2
Portfolio Manager Remarks	4
Independent Auditors' Report	7
Statement of Net Assets	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Notes to Financial Statements	12
Financial Highlights	16
Explanation of Financial Tables	17
Trustee and Officer Information Table	20

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Dear Shareholders:

Over the last year, slow economic growth, continuing political uncertainty, and the threat of war have provided an unsettling backdrop to the investment climate.  Stocks experienced their third straight year of declines, with the S&P 500 Index losing 22.43% of its value during 2002.

At the same time, falling interest rates and slow growth were good for the bond market, with general taxable bond funds earning an average return of 6.01% and taxable money market funds earning an average of 1.49%.  In light of these developments, many investors have positioned their portfolios more conservatively, lightening their investments in stocks and emphasizing less volatile sectors like shorter-term bonds and money market instruments.

While we are gratified that we could contribute to investors' efforts to earn positive returns and conserve the value of their investments in this challenging market environment, we believe that it's important for investors to remember that these funds make up only a portion of a well-diversified portfolio.

Now, as always, it is important to work with your financial advisor to determine the right asset allocation to meet your long-term needs.  It is also critical to take a long-term view, particularly if you do not expect to draw on your investments for several years.  Markets fluctuate, but over time, stocks and bonds have provided attractive returns for long-term investors.  It is not wise or appropriate to make dramatic shifts in your asset allocation in response to sudden market movements, since these types of changes are likely only to lock in short-term losses and prevent you from participating in any eventual recovery.

It is, of course, impossible to predict when the stock market will rebound or what the performance of short- and long-term bond funds will be in the coming year.  We do believe that investors who diversify their portfolios, who pursue an appropriate asset allocation strategy and who keep their focus on the long-term will do best in nearly any market environment.  Please contact us, or your financial professional, if you have any questions or concerns about your investments or market conditions.  We are always happy to work with you.

In closing, we are pleased to note that Calvert has been selected as Program Manager for the District of Columbia's DC College Savings Plan.  Available nationwide, this tax-advantaged 529 account offers both stock and fixed-income choices.  If you or family members are saving for college expenses, we urge you to consult  your financial advisor about this exciting new investment program.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

/s/Barbara J. Krumsiek

President and CEO

January 31, 2003

Market Perspective

Reno Martini,

Chief Investment Officer, CAMCO

The year 2002 was quite disappointing in terms of economic and stock market performance.  However, the Fixed Income market posted strong returns in most sectors. The big winner in this situation was the bond fund product.  Net inflows into bond mutual funds surpassed the 1986 all-time record of $103 billion.  For the year ended December 31, 2002, $140 billion of net money had moved into bond funds. Cash pouring into all bond funds was just one of many supportive factors behind the strong rally in government and high-quality bonds last year.

In 2002, investors avoided stocks, but also became quite unhappy with exceptionally low returns on time deposits, money market funds, treasury bills, and other highly conservative money market investments.  The historic all time lows in these types of securities have lasted longer than anyone expected.

On the year, with the notable exception of junk bonds, major sectors of the U.S. dollar bond market posted double-digit returns.  For much of 2002, the highest quality sectors, such as government, municipal, and mortgage-backed bonds, were way ahead of the pack.  Starting in the fourth quarter, however, credit product started to rally with corporate bonds posting record outperformance against treasuries. High-yield bonds had marginally negative returns but rallied 6% in the fourth quarter. U.S. economic performance was resilient in the face of multiple shocks, and market participants realized that profits were improving and the economy would post a respectable 3% growth rate for the year.  Many stocks and lower quality corporate bonds had been thoroughly beaten and were extremely cheap by historical standards.  Investors started to warm to corporate bonds and stocks in the fourth quarter before becoming a bit discouraged by weaker economic data towards the end of the year.

Emmett Long is a member of the CAMCOportfolio management team.

Calvert Tax-Free Reserves Vermont Municipal Portfolio seeks to earn the highest level of interest income exempt from Vermont and federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality characteristics of the Portfolio.

Fund Information

asset allocation

Vermont long-term

tax-exempt bonds

NASDAQ symbol

CGVTX

CUSIP number

131620-70-0

Calvert Tax-Free Reserves Vermont Municipal portfolio

How did the Fund perform?

For the 12 months ended December 31, 2002, the Fund returned 9.37%, outperforming the Lipper Other States Municipal Debt Funds Average, at 7.56%. And we soundly beat, by 392 basis points, the only other Lipper-reported Vermont municipal fund. However, the Fund slightly underperformed the Lehman Municipal Bond Index, at 9.60%.

What was your strategy?

We were able to extend the Portfolio's duration in the second half of the year, allowing us to benefit from the bond rally. Throughout the year there was an abundant supply of new and secondary market issues available for purchase. This allowed us to slightly restructure the Portfolio. As 2002 came to a close, we shortened the Portfolio slightly in anticipation of a January stock rally.  The available cash should allow us to extend our duration as necessary and participate in any market rally in 2003 or remain defensive if interest rates rise. As we have done in the past we will continue to augment the Portfolio with exempt  bonds from Puerto Rico, Virgin Island and Guam which are tax exempt in Vermont to assure that we are fully invested.

What is your outlook?

Looking ahead, we continue to see interest rates and bond market returns buffeted by changing perceptions of U.S. economic and corporate prospects.  The perceptions have been the driving force for the last two years and will continue to be a key influence. The concern over corporate governance and increasing geopolitical tensions will also continue to play an important role in all our markets.

The bond market will be in for a difficult year as many feel the economy will finally pull out of the doldrums and show that it is growing. In each economic statistic released, analysts will look for signs that support or negate a growth scenario.  The Administration's economic stimulus package will be debated throughout the first half of the year and it remains to be seen what finally is approved and what the resulting effect on the economy will be.  We think interest rates will fluctuate up and down as the economic news shows signs of strength or weakness. It does not appear that inflation is an immediate threat.

Comparative Investment Performance (as of 12.31.02)

	CTFR	Lipper Other States	Lehman
	Vermont Municipal	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	4.90%	3.55%	4.75%
1 year	9.37%	7.56%	9.60%
5 year*	4.77%	4.61%	6.06%
10 year*	5.62%	5.69%	6.71%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Long term bond issuances for 2002 surpassed the previous record set in 1993 and should continue to be heavy for the first half of 2003. We believe that municipal bonds could face price pressure in 2003 -- albeit nothing as drastic as the second half of 2002. State and local authorities in Vermont have done an exemplary job of managing their finances. However, surpluses that were garnered in the late 1990's are continuing to erode, increasing the need to issue more debt in 2003. There will likely be no dramatic restructuring of the Portfolio, and we will continue to hold a high percentage of high quality Vermont bonds.

January 31, 2003

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio Statistics

monthly
dividend yield
12.31.02	3.58%
12.31.01	4.02%

30 day SEC yield
12.31.02	3.40%
12.31.01	3.92%

weighted
average maturity
12.31.02	14 years
12.31.01	14 years

effective duration
12.31.02	6.00 years
12.31.01	6.96 years

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

[INSERT LINE GRAPH HERE]

average annual

total return

as of 12.31.02
1 year	5.24%
5 year	3.98%
10 year	5.21%
inception	5.81%
(4.01.91)

Independent Auditors' Report

To the Board of Trustees of Calvert Tax-Free Reserves and Shareholders of Vermont Municipal Portfolio:

We have audited the accompanying statement of net assets of Vermont Municipal Portfolio (the "Fund"), one of the funds constituting the Calvert Tax-Free Reserves, as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated February 15, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vermont Municipal Portfolio of Calvert Tax-Free Reserves as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

Statement of Net Assets

December 31, 2002

	Principal
Municipal Obligations - 98.2%	Amount	Value
Vermont - 82.4%
Burlington Electric Revenue Bonds:
6.375%, 7/1/10	$3,125,000	$3,758,844
5.375%, 7/1/12	1,405,000	1,600,520
Chittenden Solid Waste District GO Bonds, 6.60%, 1/1/12	2,000,000	2,048,980
Educational & Health Buildings Financing Agency Revenue Bonds:
5.75%, 9/1/05	315,000	327,115
6.60%, 12/1/14	1,000,000	1,063,870
5.50%, 7/1/18	1,955,000	1,975,332
6.25%, 9/1/18	2,000,000	2,110,480
5.00%, 10/1/23	1,000,000	1,016,940
5.625%, 10/1/25	1,000,000	1,048,270
5.00%, 11/1/32	3,000,000	3,037,470
5.00%, 11/1/38	2,000,000	2,019,780
Educational & Health Buildings Financing Agency Revenue VRDNs:
1.90%, 11/1/21	2,200,000	2,200,000
1.55%, 10/1/30	1,350,000	1,350,000
1.65%, 4/1/32	1,300,000	1,300,000
Housing Finance Agency Single Family Revenue Bonds:
5.25%, 11/1/20	300,000	306,351
5.55%, 11/1/21	1,650,000	1,707,882
Municipal Bond Bank Revenue Bonds, 5.50%, 12/1/19	1,500,000	1,660,995
Public Power Supply Authority Revenue Bonds, 5.25%, 7/1/13	2,180,000	2,465,711
Rutland County Solid Waste District GO Bonds:
6.35%, 11/1/03	110,000	114,129
6.45%, 11/1/04	110,000	118,793
6.50%, 11/1/05	105,000	116,738
6.55%, 11/1/06	100,000	113,891
6.60%, 11/1/07	100,000	115,719
6.70%, 11/1/08	100,000	117,270
6.75%, 11/1/09	100,000	118,234
6.80%, 11/1/10	100,000	118,738
6.80%, 11/1/11	100,000	119,138
6.85%, 11/1/12	100,000	121,008
State GO Bonds:
6.30%, 1/15/06	1,000,000	1,108,710
Zero Coupon, 8/1/08	400,000	336,560
Zero Coupon, 8/1/09	300,000	240,021
5.00%, 1/15/11	3,000,000	3,263,280
4.625%, 8/1/17	2,485,000	2,574,882
Student Assistance Corp. Education Loan Revenue Bonds,
6.50%, 12/15/05	2,240,000	2,309,418
University of Vermont and State Agriculture College Revenue Bonds:
5.125%, 10/1/27	1,000,000	1,027,500
4.75%, 10/1/38	1,400,000	1,371,580

Total Vermont Municipal Obligations (Cost $42,183,788)		44,404,149

Territories - 15.8%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12	$2,000,000	$2,251,500
Guam Government LO Highway & Transportation Authority
Revenue Bonds, 4.50%, 5/1/12	1,500,000	1,604,190
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,690,000	2,050,274
5.50%, 7/1/17	1,000,000	1,159,040
Puerto Rico Highway & Transportation Authority Revenue Bonds,
4.75%, 7/1/38	1,500,000	1,442,805

Total Territories Municipal Obligations (Cost $8,034,755)		8,507,809

TOTAL INVESTMENTS (Cost $50,218,543) - 98.2%		52,911,958
Other assets and liabilities, net - 1.8%		971,960
Net Assets - 100%		$53,883,918

Net Assets Consist Of:
Paid-in capital applicable to 3,324,880 Class A shares of beneficial interest, unlimited number of no par shares authorized:		$51,165,289
Undistributed net investment income		25,214
Net unrealized appreciation (depreciation) on investments		2,693,415

Net Assets		$53,883,918

Net Asset Value Per Share		$16.21

  Abbreviations:

GO: General Obligation

LO: Limited Obligation

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2002

Net Investment Income
Investment Income:
Interest income	$2,562,513

Expenses:
Investment advisory fee	316,016
Transfer agency fees and expenses	33,711
Trustees' fees and expenses	3,448
Administrative fees	2,647
Accounting fees	13,176
Custodian fees	14,607
Registration fees	3,866
Reports to shareholders	14,006
Professional fees	12,388
Miscellaneous	4,207
Total expenses	418,072
Fees waived	(2,647)
Fees paid indirectly	(3,548)
Net expenses	411,877

Net Investment Income	2,150,636

Realized and Unrealized Gain (Loss) on Investments Net realized gain on investments	394,802
Change in unrealized appreciation or (depreciation)	2,169,520

Net Realized and Unrealized Gain
(Loss) on Investments	2,564,322

Increase (Decrease) in Net Assets
Resulting From Operations	$4,714,958

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$2,150,636	$2,115,761
Net realized gain	394,802	32,607
Change in unrealized appreciation or (depreciation)	2,169,520	(351,812)

Increase (Decrease) in Net Assets
Resulting From Operations	4,714,958	1,796,556

Distributions to shareholders from:
Net investment income	(2,168,257)	(2,130,581)
Net realized gain	(398,181)	(37,229)
Total distributions	(2,566,438)	(2,167,810)

Capital share transactions:
Shares sold	6,498,106	6,986,895
Reinvestment of distributions	1,504,837	1,155,433
Shares redeemed	(6,248,944)	(5,856,965)
Total capital share transactions	1,753,999	2,285,363

Total Increase (Decrease) in Net Assets	3,902,519	1,914,109

Net Assets
Beginning of year	49,981,399	48,067,290
End of year (including undistributed net investment income of $25,214 and $46,214, respectively)	$53,883,918	$49,981,399

Capital Share Activity
Shares sold	407,717	443,313
Reinvestment of distributions	94,335	73,523
Shares redeemed	(390,351)	(371,463)
Total capital share activity	111,701	145,373

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The Fund is comprised of five separate portfolios. The operations of each series are accounted for separately. Class A shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles  generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Trustees of the Portfolio. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $39,059 was payable at year end.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $27,506 as its portion of commissions charged on sales of the Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $4,492 for the year ended December 31, 2002. Under the terms of the agreement, $375 was payable at year end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Effective September 2002, each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were

$9,843,194 and $10,873,750, respectively.

The cost of investments owned at December 31, 2002 for federal income tax purposes was $50,193,403. Net unrealized appreciation aggregated $2,718,555, of which $2,718,555 related to appreciated securities and $0 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2002, and December 31, 2002 were as follows:

	2002	2001
Distributions paid from:
Tax-exempt income	$2,168,271	$2,129,839
Ordinary income	--	742
Long-term capital gain	398,167	37,229
Total	$2,566,438	$2,167,810

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$74
Capital loss carryforward	--
Unrealized appreciation (depreciation)	2,718,555
Total	$2,718,629

Reclassifications have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of market discount for federal tax purposes.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are due to market discounts.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. For the year ended December 31, 2002, purchases and sales transactions were $15,600,000 and $13,565,000, respectively. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the year ended December 31, 2002 was $3,523 at a weighted average interest rate of 2.27%. The maximum amount of these borrowings outstanding during the year ended December 31, 2002 was $184,905 during July 2002. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2002.

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Tax Information (Unaudited)

The Fund designates $398,167 as 20%-rate capital gain dividends paid during the fiscal year ended December 31, 2002.

Financial Highlights

	Years Ended
	December 31,	December 31,
Class A Shares	2002	2001
Net asset value, beginning	$15.56	$15.67
Income from investment operations
Net investment income	.65	.66
Net realized and unrealized gain (loss)	.78	(.09)
Total from investment operations	1.43	.57
Distributions from
Net investment income	(.66)	(.67)
Net realized gains	(.12)	(.01)
Total distributions	(.78)	(.68)
Total increase (decrease) in net asset value	.65	(.11)
Net asset value, ending	$16.21	$15.56

Total return *	9.37%	3.67%
Ratios to average net assets:
Net investment income	4.08%	4.21%
Total expenses	.79%	.79%
Expenses before offsets	.79%	.79%
Net expenses	.78%	.76%
Portfolio turnover	20%	8%
Net assets, ending (in thousands)	$53,884	$49,981

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2000	1999	1998
Net asset value, beginning	$14.90	$16.28	$16.45
Income from investment operations
Net investment income	.70	.71	.78
Net realized and unrealized gain (loss)	.77	(1.39)	.13
Total from investment operations	1.47	(.68)	.91
Distributions from
Net investment income	(.70)	(.70)	(.77)
Net realized gains	--	--	(.31)
Total distributions	(.70)	(.70)	(1.08)
Total increase (decrease) in net asset value	.77	(1.38)	(.17)
Net asset value, ending	$15.67	$14.90	$16.28

Total return *	10.09%	(4.29%)	5.67%
Ratios to average net assets:
Net investment income	4.61%	4.50%	4.73%
Total expenses	.80%	.78%	.75%
Expenses before offsets	.80%	.78%	.75%
Net expenses	.75%	.76%	.72%
Portfolio turnover	5%	21%	32%
Net assets, ending (in thousands)	$48,067	$46,452	$51,292

*           Total return does not reflect deduction of Class A front-end sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

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Trustee and officer Information Table

(Not   Applicable   to  Officers)

# of

Position

Position

Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	Chairperson, United Methodist Services for the Aging.

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30

DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12

PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12	Annapolis Life Care, Inc.

JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC

BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation

M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank

ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	30	Acacia Federal Savings Bank

DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice-President	1976	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc.

D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee	1976	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation

SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

RENO J. MARTINI DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to

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